UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to
Section 14(a) of the Securities Exchange Act of 1934
Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
ACM Research, Inc.
(Name of Registrant as Specified In Its Charter)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed

NOTICE OF 2021 ANNUAL MEETING OF STOCKHOLDERS and PROXY STATEMENT
2021 Annual Meeting June 2, 2021 7 a.m., Pacific time	Inside CEO’s letter to stockholders Information on four voting proposals:
Election of five directors
Amendments to certificate of incorporation principally to increase numbers of authorized shares of common stock
Virtual-only meeting, with webcast access at virtualshareholdermeeting.com/ACMR2021	Ratification of appointment of independent auditor for 2021
Advisory vote on 2020 executive compensation

42307 Osgood Rd, Suite I Fremont, California 94539
April    , 2021
Dear Fellow Stockholder:
It is my pleasure to invite you to attend the Annual Meeting of Stockholders of ACM Research, Inc. to be held on June 2, 2021, at 7 a.m., Pacific time. This year’s Annual Meeting will be a “virtual meeting” conducted via live audio webcast, consistent with our prior practice and with prudent planning in light of the public health risks attributable to the COVID-19 (Coronavirus) pandemic. Each holder of Class A or Class B common stock as of 5 p.m., Eastern time, on the record date of April 8, 2021, will be able to participate in the Annual Meeting by accessing a live webcast at virtualshareholdermeeting.com/ACMR2021 and entering the control number included on the stockholder’s Notice of Internet Availability of Proxy Materials or proxy card. Stockholders will also be able to vote their shares and submit questions via the Internet during the meeting by participating in the webcast.
During the Annual Meeting, stockholders will be asked to elect the entire board of directors, to approve amendments to our certificate of incorporation principally to increase the numbers of authorized shares of common stock and to ratify the appointment of BDO China Shu Lun Pan Certified Public Accountants LLP as our independent auditor for 2021. We will also be asking stockholders to approve, by an advisory vote, our 2020 executive compensation as disclosed in the Proxy Statement for the Annual Meeting (a “say-on-pay”) vote. Each of these matters is important, and we urge you to vote in favor of the election of each of the director nominees, the amendments to our certificate of incorporation, the ratification of the appointment of independent auditor, and the say-on-pay vote.
We are furnishing proxy materials to our stockholders over the Internet. This process expedites the delivery of proxy materials to our stockholders, lowers our costs and reduces the environmental impact of the Annual Meeting. Today we are sending to each of our stockholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access our Proxy Statement for the Annual Meeting and our 2020 Annual Report to Stockholders, as well as how to vote via proxy either by telephone or over the Internet.
It is important that you vote your shares of Class A and Class B common stock virtually or by proxy, regardless of the number of shares you own. You will find the instructions for voting on your Notice of Internet Availability of Proxy Materials or proxy card. We appreciate your prompt attention.
The board invites you to participate in the Annual Meeting so that management can listen to your suggestions, answer your questions, and discuss business developments and trends with you. Thank you for your support, and we look forward to joining you at the Annual Meeting.
Sincerely,
David H. Wang
Chief Executive Officer and President

NOTICE OF 2021 ANNUAL MEETING OF STOCKHOLDERS

To Stockholders of ACM Research, Inc.:
The board of directors is soliciting proxies for use at the ACM Research, Inc. 2021 Annual Meeting. You are receiving the enclosed proxy statement because you were a holder of Class A or Class B common stock as of 5 p.m., Eastern time, on the record date of April 8, 2021 and therefore are entitled to vote at the Annual Meeting.
You may participate in the Annual Meeting, including casting votes and submitting questions, by accessing a live webcast at virtualshareholdermeeting.com/ACMR2021 and then using the 16-digit control number provided on the Notice of Internet Availability of Proxy Materials or proxy card being delivered to the stockholder. Online check-in to the Annual Meeting will begin at 6:45 a.m., Pacific time, and stockholders are encouraged to allow time to log in to the meeting webcast and test their computer audio system. There will be no physical location for the Annual Meeting. The Annual Meeting will be held to consider and vote upon:
Proposal 1.	Election of five directors
Proposal 2.	Amendments to certificate of incorporation principally to increase numbers of authorized shares of common stock
Proposal 3.	Ratification of appointment of independent auditor for 2021
Proposal 4.	Advisory vote on 2020 executive compensation
In addition, any other business properly presented may be acted upon at the Annual Meeting. Each share of Class A common stock is entitled to one vote, and each share of Class B common stock is entitled to twenty votes, for each director position and other proposal.
In accordance with Securities and Exchange Commission rules, we are providing stockholders with access to proxy materials on the Internet, instead of mailing printed copies. We are mailing to stockholders, commencing on or about April   , 2021, a Notice of Internet Availability of Proxy Materials to provide:
•	directions for accessing and reviewing the proxy materials on the Internet and submitting a proxy over the Internet or by telephone;
•	instructions for requesting copies of proxy materials in printed form or by email at no charge; and
•	a control number for use in submitting proxies and accessing the Annual Meeting webcast.
By Order of the Board,
Mark McKechnie Secretary	April , 2021
When 7 a.m., Pacific time, on June 2, 2021 Where Webcast only, access at: virtualshareholdermeeting.com/ACMR2021

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 2, 2021:
The Notice of 2021 Annual Meeting of Stockholders, the Proxy Statement, the 2020 Annual Report to Stockholders and instructions for voting via the Internet can be accessed at proxyvote.com.

How to Vote in Advance
Your vote is important. Please vote as soon as possible by one of the methods shown below. Your Notice of Internet Availability of Proxy Materials, proxy card or voting instruction form should be readily available.

42307 Osgood Rd, Suite I Fremont, California 94539
Proxy Statement dated April       , 2021
2021 Annual Meeting of Stockholders
ACM Research, Inc., a Delaware corporation, is furnishing this Proxy Statement and related proxy materials in connection with the solicitation by its board of directors of proxies to be voted at its 2021 Annual Meeting of Stockholders and any adjournments. ACM Research, Inc. is providing these materials to the holders of record of its Class A common stock, $0.0001 par value per share, and Class B common stock, $0.0001 par value per share, as of 5 p.m., Eastern time, on the record date of April 8, 2021 and is first mailing the materials on or about April   , 2021.
The Annual Meeting is scheduled to be held exclusively by webcast as follows:
Date	Wednesday, June 2, 2021
Time	7 a.m., Pacific time
Meeting Webcast Address	virtualshareholdermeeting.com/ACMR2021

Your vote is important.
Please see the detailed information that follows in the Proxy Statement.

Contents
2021 Proxy Summary
This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information that you should consider, and you should read the entire Proxy Statement carefully before voting. References in this Proxy Statement to “ACM,” “ACM Research” and to “we,” “us,” “our” and similar terms refer to ACM Research, Inc.
Annual Meeting of Stockholders
Time and Date	7 a.m., Pacific time, on June 2, 2021
Meeting Webcast Address	virtualshareholdermeeting.com/ACMR2021
Record Date	5 p.m., Eastern time, on April 8, 2021
Voting
Stockholders will be entitled to one vote for each outstanding share of Class A common stock they hold of record as of the record date and twenty votes for each outstanding share of Class B common stock they hold of record as of the record date.

Total Votes Per Proposal	52,649,002 votes, based on 17,263,562 shares of Class A common stock and 1,769,272 shares of Class B common stock outstanding as of the record date.
Annual Meeting Agenda
Proposal	Board Recommendation
Election of directors	FOR each nominee
Amendments to certificate of incorporation principally to increase numbers of authorized shares of common stock	FOR
Ratification of appointment of independent auditor for 2021	FOR
Advisory vote on 2020 executive compensation	FOR
How to Cast Your Vote
You can vote by any of the following methods:
Until 11:59 p.m., Eastern time, on June 1, 2021	At the Annual Meeting on June 2, 2021
• Internet: From any web-enabled device at proxyvote.com • Telephone: +1.800.690.6903 • Completed, signed and returned proxy card	• Internet: Joining the Annual Meeting at virtualshareholdermeeting.com/ACMR2021

Contents
Election of Directors
As the first proposal, we are asking stockholders to elect the following five director nominees, each of whom currently serves as a member of the board of directors. The following presents information as of April 8, 2021 with respect to each director nominee:
		Director Since		Experience/	Independent		Committee
Name	Age		Occupation	Qualifications	Yes	No	Memberships	Other Boards
Haiping Dun	71	2003	Former Senior Director of Intel Corporation Former President of Champion Microelectronic Corp.	• Industry • Global • Leadership	✔		• Audit • Compensation
Chenming C. Hu	73	2017	Professor of Engineering and Computer Sciences, University of California, Berkeley	• Innovation • Industry • Education	✔		• Nominating and Governance	• Ambarella, Inc. • Inphi Corporation
Tracy Liu	56	2016	Managing Partner of H&M Int’l CPAs, LLP	• Finance • Leadership • Global	✔		• Audit • Compensation • Nominating and Governance
David H. Wang	59	1998	Founder, Chief Executive Officer and President of ACM Research, Inc.	• Industry • Innovation • Leadership		✔
Yinan Xiang	46	2017	Deputy General Manager of Shanghai S&T Venture Capital (Group) Co. Ltd.	• Investor designee • Finance • Industry	✔		• Audit
Board Representation
DIVERSITY All of our director nominees voluntarily self-identify as having a diverse identity (gender or race).	INDEPENDENCE Four of our five director nominees qualify as independent under SEC regulations and NASDAQ standards.	TENURE The tenure of our director nominees reflects a balance of experience and fresh perspective.

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Board Governance Practices
Elections:	Classified Board	No
	Frequency of Director Elections	Annual
	Voting Standard	Majority
	Resignation Policy	Yes
	Mandatory Retirement Age or Tenure	No
Chair:	Separate Chair of the Board and CEO	No
	Independent Lead Director	Yes
	Robust Responsibilities and Duties Assigned to Independent Chair	Yes
Meetings:	Number of Board Meetings Held in 2020	6
	Directors Attending Fewer than 75% of Board Meetings in 2020	2*
	Independent Directors Meet Without Management Present	Yes
	Number of Standing Committee Meetings Held in 2020	13
	Members Attending Fewer than 75% of Committee Meetings in 2020	0
Director Status:	Directors Overboarded per ISS or Glass Lewis Voting Guidelines	None
	Standing Board Committee Membership Independence	100%
	Board Oversight of Company Strategy and Risk	Yes
	Shares Pledged by Directors	None
Shareholder Rights:	Cumulative Voting	No
	Proxy Access Bylaw	Yes
*	One director nominee and one director not standing for re-election each attended 67% of board meetings held in 2020.
Amendments to Certificate of Incorporation
As the second proposal, we are asking stockholders to approve amendments to our certificate of incorporation, principally to increase the numbers of shares of common stock we are authorized to issue as follows:
•
The total number of authorized shares of Class A common stock would be increased from 50,000,000 to 150,000,000. Of the additional 100,000,000 shares of Class A common stock that would be authorized, a total of 60,000,000 shares would be available only for issuance as dividends on outstanding Class A common stock, in order to enable the board of directors to declare stock dividends in the future that would have the effect of a stock split of the Class A common stock.

•
The total number of authorized shares of Class B common stock would be increased from 2,409,738 to 5,307,816. All of the 2,898,078 additional shares of authorized but unissued Class B common stock, as well as the 640,466 shares of Class B common stock currently authorized but unissued, would be available only for issuance as dividends on outstanding Class B common stock, in order to enable the board to declare stock dividends in the future that would have the effect of a stock split of the Class B common stock.

•
The full text of the proposed amendments to our certificate of incorporation, marked to show the proposed deletions and insertions, is set forth in Appendix A to this Proxy Statement. The general description of provisions of our certificate of incorporation and the proposed amendments to our certificate of incorporation set forth herein are qualified in their entirety by reference to the text of Appendix A.

•
If stockholders approve the proposed amendments to our certificate of incorporation, we will file a Certificate of Amendment that includes the proposed amendments with the Secretary of State of the State of Delaware following the Annual Meeting. The Certificate of Amendment will become effective upon acceptance of the filing by the Secretary of State of the State of Delaware.

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Ratification of Appointment of Independent Auditor for 2021
We are asking stockholders to ratify the audit committee’s retention of BDO China Shu Lun Pan Certified Public Accountants LLP, an independent registered public accounting firm, as our independent auditor to examine and report on our consolidated financial statements for the fiscal year ending December 31, 2021.
Advisory Vote on 2020 Executive Compensation
In accordance with the rules of the Securities Exchange Commission, or the SEC, we are asking stockholders for an advisory vote — known as a “say-on-pay” vote — of the 2020 executive compensation of our “named executive officers,” or NEOs, as set forth in the compensation tables, related narrative discussion and other disclosures under “Executive Compensation” in this Proxy Statement. The following table provides information concerning the compensation paid for 2018, 2019 and 2020 to our NEOs, determined in accordance with SEC rules:
Name and Principal Position	Year	Salary($)(1)	Bonus($)(1)	Option Awards ($)(2)(3)	All Other Compensation ($)(1)(4)	Total($)
David H. Wang	2020	$294,054	$95,700	$4,963,675	$15,660	$5,369,089
Chief Executive Officer and President	2019	229,742	19,358	325,000	13,920	588,020
	2018	189,373	34,519	—	10,667	234,559
Mark McKechnie	2020	243,906	—	—	—	243,906
Chief Financial Officer, Treasurer and Secretary	2019	232,424	129,327	299,400	13,920	675,071
Jian Wang	2020	162,492	55,100	67,728	15,660	300,980
Chief Executive Oﬃcer and President,	2019	139,241	49,126	183,594	13,920	385,881
ACM Research (Shanghai), Inc.	2018	140,059	16,296	257,032	10,667	424,054
Lisa Feng	2020	169,172	43,500	225,809	13,616	452,097
Chief Financial Officer, ACM Research (Shanghai), Inc.	2019	159,673	41,354	214,700	10,133	425,860
Fuping Chen	2020	103,871	95,700	793,157	15,660	1,008,388
Vice President, Sales—China, ACM Research (Shanghai), Inc.	2019	90,603	113,129	61,198	13,920	278,850
	2018	90,348	35,259	112,995	10,667	249,269
(1)	Compensation amounts paid in RMB have been converted, for purposes of the table, to U.S. dollars at the average RMB per U.S. dollar exchange rate for the applicable years.
(2)
Amounts shown represent the aggregate grant date fair value of stock awards granted in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation—Stock Compensation. These amounts do not necessarily correspond to the actual amounts that will be earned by the NEOs. For assumptions made in valuing these awards and related information, see note 2 to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2020.

(3)
Consists of (a) option awards exercisable for Class A common stock and (b) with respect to Dr. Wang, Mr. Wang, Ms. Feng and Mr. Chen in 2020, option awards exercisable for shares of ACM Research (Shanghai), Inc.

(4)	The amounts shown consist of a housing subsidy.

Contents
Participation in the Virtual Annual Meeting
The board of directors considers the appropriate format of our annual meeting of stockholders on an annual basis. This year the board again chose a virtual meeting format for the Annual Meeting in an effort to facilitate stockholder attendance and participation by enabling stockholders to participate fully, and equally, from any location around the world, at no cost. The virtual meeting format will allow our stockholders to engage with us at the Annual Meeting from any geographic location, using any convenient internet connected devices, including smart phones and tablets, laptop or desktop computers. We will be able to engage with all stockholders as opposed to just those who can afford to travel to an in-person meeting. The virtual meeting format also will allow stockholders to maintain their own personal safety in light of the ongoing public health risks attributable to the COVID-19 (Coronavirus) pandemic. The virtual format allows stockholders to submit questions and comments during the meeting.
The live audio webcast of the Annual Meeting will be available for listening by the general public, but participation in the Annual Meeting, including voting shares and submitting questions, will be limited to stockholders. To ensure they can participate, stockholders and proxyholders should visit virtualshareholdermeeting.com/ACMR2021 and enter the 16-digit control number included on their Notice of Internet Availability of Proxy Materials or proxy card. If you wish to participate in the meeting and your shares are held in street name, you must obtain, from the broker, bank or other organization that holds your shares, the information required, including a 16-digit control number, in order for you to be able to participate in, and vote at, the Annual Meeting.
Stockholders can vote their shares and submit questions via the Internet during the Annual Meeting by accessing the annual meeting website at virtualshareholdermeeting.com/ACMR2021. We will answer any timely submitted questions on a matter to be voted on at the Annual Meeting before voting is closed on the matter. Following adjournment of the formal business of the Annual Meeting, we will address appropriate general questions from stockholders regarding ACM Research in the order in which the questions are received. Questions relating to stockholder proposals or ACM Research may be submitted in the field provided in the web portal at or before the time the questions are to be discussed. All questions received during the Annual Meeting will be presented as submitted, uncensored and unedited, except that we may omit certain personal details for data protection issues and we may edit profanity or other inappropriate language. If we receive substantially similar questions, we will group those questions together and provide a single response to avoid repetition. Additional information regarding the submission of questions during the Annual Meeting can be found in our 2021 Rules of Conduct and Procedure, a copy of which is attached hereto as Appendix B. Any material changes or updates to the 2021 Rules of Conduct and Procedure will be posted on our website and disclosed in a periodic report to the SEC on Form 8-K.
Online check-in to the Annual Meeting webcast will begin at 6:45 a.m., Pacific time, and you should allow ample time to log in to the meeting webcast and test your computer audio system. During online check-in and continuing through the length of the Annual Meeting, we will have technicians standing by to assist you with any technical difficulties you may have accessing the virtual meeting. If you encounter any difficulties accessing the Annual Meeting during the check-in or at meeting time, you should call the technical support number available at virtualshareholdermeeting.com/ACMR2021.
We have designed our virtual format to enhance, rather than constrain, stockholder access, participation and communication. For example, stockholders will be able to communicate with us during the Annual Meeting so they can ask questions. An audio replay of the Annual Meeting will be made publicly available at ir.acmrcsh.com/presentations until our 2022 annual meeting of stockholders.
This audio replay will include each stockholder question addressed during the Annual Meeting. We are utilizing technology from Broadridge Financial Solutions, Inc., or Broadridge. The Broadridge platform is expected to accommodate most, if not all, stockholders. Both we and Broadridge will test the platform technology before going “live” for the Annual Meeting.

Contents
Questions and Answers About the Annual Meeting
Q:	When and where will the Annual Meeting be held?
A:
This year the Annual Meeting of Stockholders of ACM Research, Inc., which we refer to as the Annual Meeting, will again be held exclusively by webcast at virtualshareholdermeeting.com/ACMR2021, beginning at 7 a.m., Pacific time, on June 2, 2021.

Q:	Who may join the Annual Meeting?
A:
The live audio webcast of the Annual Meeting will be available for listening by the general public, but participation in the Annual Meeting, including voting shares and submitting questions, will be limited to stockholders. To ensure they can participate, stockholders and proxyholders should visit virtualshareholdermeeting.com/ACMR2021 and enter the 16-digit control number included on their Notice of Internet Availability of Proxy Materials or proxy card.

Online check-in to the Annual Meeting webcast will begin at 6:45 a.m., Pacific time. We encourage you to allow ample time to log in to the meeting webcast and test your computer audio system.
Q:	What materials have been prepared for stockholders in connection with the Annual Meeting?
A:	We are furnishing you and other stockholders of record with the following proxy materials:
•
our 2020 Annual Report to Stockholders, which we refer to as the 2020 Annual Report and which includes our Annual Report on Form 10‑K for the fiscal year ended December 31, 2020 (including our audited consolidated financial statements for 2020 and 2019);

•
this Proxy Statement for the 2021 Annual Meeting, which we refer to as this Proxy Statement and which also includes a letter from our Chief Executive Officer and President to stockholders, and a Notice of 2021 Annual Meeting of Stockholders; and

•
a Notice of Internet Availability of Proxy Materials, which we refer to as the Notice of Internet Availability, which includes a control number for use in submitting proxies and accessing the Annual Meeting webcast.

These materials were first mailed or made available to stockholders on or about April   , 2021.
If you request, in accordance with the instructions provided in the Notice of Internet Availability, a printed set of proxy materials, you will receive by mail, at no charge, printed copies of the 2020 Annual Report, this Proxy Statement, a proxy card for the Annual Meeting and a postage-paid, pre-addressed envelope to be used to return the completed proxy card. Your proxy card will include a control number for use in accessing the Annual Meeting webcast. If, in accordance with the instructions provided in the Notice of Internet Availability, you request that a set of proxy materials be emailed to you, you will receive by email, at no charge, electronic copies of the 2020 Annual Report and this Proxy Statement.
Q:	Why was I mailed a Notice of Internet Availability, rather than a printed set of proxy materials?
A:
In accordance with rules adopted by the SEC, we are furnishing the proxy materials to stockholders by providing access via the Internet, instead of mailing printed copies. This process expedites the delivery of proxy materials to our stockholders, lowers our costs and reduces the environmental impact of the Annual Meeting. The Notice of Internet Availability tells you how to access and review the proxy materials on the Internet and how to vote on the Internet. It also provides instructions you may follow to request paper or emailed copies of the proxy materials.

Contents
Q:	Are the proxy materials available via the Internet?
A:
You can access and review the proxy materials for the Annual Meeting at ir.acmrcsh.com/corporate-governance/highlights or proxyvote.com. In order to submit your proxies or access the Annual Meeting webcast, however, you will need to refer to the Notice of Internet Availability or proxy card to obtain your 16-digit control number and other personal information needed to vote by proxy or virtually.

Q:	What is a proxy?
A:
The term “proxy,” when used with respect to stockholder, refers to either a person or persons legally authorized to act on the stockholder’s behalf or a format that allows the stockholder to vote without being physically present at the Annual Meeting.

Because it is important that as many stockholders as possible be represented at the Annual Meeting, the board of directors is asking that you review this Proxy Statement carefully and then vote by following the instructions set forth on the Notice of Internet Availability or proxy card. In voting prior to the Annual Meeting, you will deliver your proxy to the proxy holders, which means you will authorize the proxy holders to vote your shares at the Annual Meeting in the way you instruct. The proxy holders consist of David Wang, Mark McKechnie and Tracy Liu. All shares represented by valid proxies will be voted in accordance with the stockholder’s specific instructions.
Q:	What matters will the stockholders vote on at the Annual Meeting?
A:	Proposal	Election of the following five director nominees:
•	Chenming C. Hu	•	Haiping Dun	•	Tracy Liu
•	David H. Wang	•	Yinan Xiang
Proposal	Amendment to our Certificate of Incorporation to increase the number of authorized shares of common stock.
Proposal	Ratification of appointment of our independent auditor for 2021.
Proposal	Advisory vote on 2020 executive compensation.
Q:	Who can vote at the Annual Meeting?
A:
Stockholders of record of Class A and Class B common stock at 5 p.m. Eastern time on April 8, 2021 the record date, will be entitled to vote at the Annual Meeting. As of the record date, there were outstanding a total of 17,263,562 shares of Class A common stock, each of which will be entitled to one vote on each proposal, and 1,769,272 shares of Class B common stock, each of which will be entitled to twenty votes on each proposal. As a result, up to a total of 52,649,002 votes can be cast on each proposal.

Q:	What is a stockholder of record?
A:	A stockholder of record is a stockholder whose ownership of our common stock is reflected directly on the books and records of our transfer agent, Computershare Trust Company, N.A.

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Q:	What does it mean for a broker or other nominee to hold shares in “street name”?
A:
If you beneficially own shares held in an account with a broker, bank or similar organization, that organization is the stockholder of record and is considered to hold those shares in “street name.” An organization that holds your beneficially owned shares in street name will vote in accordance with the instructions you provide. If you do not provide the organization with specific voting instructions with respect to a proposal, the organization’s authority to vote your shares will, under the rules of the Nasdaq Global Market or NASDAQ, depend upon whether the proposal is considered a “routine” or a non-routine matter.

•
The organization generally may vote your beneficially owned shares on routine items for which you have not provided voting instructions to the organization. The only routine matter expected to be voted on at the Annual Meeting is the ratification of the appointment of our independent auditor for 2021 (Proposal 2).

•
The organization generally may not vote on non-routine matters, including Proposals 1, 2, and 4. Instead, it will inform the inspector of election that it does not have the authority to vote on those matters. This is referred to as a “broker non-vote.”

For the purpose of determining a quorum, we will treat as present at the Annual Meeting any proxies that are voted on any of the four proposals to be acted upon by the stockholders, including abstentions or proxies containing broker non-votes.
Q:	How do I vote my shares if I do not attend the Annual Meeting?
A:	If you are a stockholder of record, you may vote prior to the Annual Meeting as follows:
•	Via the Internet:
You may vote via the Internet by going to proxyvote.com, in accordance with the voting instructions on the Notice of Internet Availability or proxy card. Internet voting is available 24 hours a day until 11:59 p.m., Eastern time, on June 1, 2021. You will be given the opportunity to confirm that your instructions have been recorded properly.

•	By Telephone:
You may vote by calling +1.800.690.6903 and following the instructions provided on the telephone line. Telephone voting is available 24 hours a day until 11:59 p.m., Eastern time, on June 1, 2021. Easy-to-follow voice prompts will allow you to vote your shares and confirm that your instructions have been recorded properly.

•	By Mail:	If you obtain a proxy card by mail, you may vote by returning the completed and signed proxy card in a postage-paid return envelope that will be provided with the proxy card.
If you hold shares in street name, you may vote by following the voting instructions provided by your bank, broker or other nominee. In general, you may vote prior to the Annual Meeting as follows:
•	Via the Internet:
You may vote via the Internet by going to proxyvote.com, in accordance with the voting instructions on the Notice of Internet Availability or proxy card. Internet voting is available 24 hours a day until 11:59 p.m., Eastern time, on June 1, 2021. You will be given the opportunity to confirm that your instructions have been recorded properly.

•	By Telephone:
You may vote by calling +1.800.690.6903 and following the instructions provided on the telephone line. Telephone voting is available 24 hours a day until 11:59 p.m., Eastern time, on June 1, 2021. Easy-to-follow voice prompts allow you to vote your shares and confirm that your instructions have been recorded properly.

For your information, voting via the Internet is the least expensive to ACM, followed by telephone voting, with voting by mail being the most expensive.

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Q:	Can I vote at the Annual Meeting?
A:
If you are a stockholder of record, you may vote virtually at the Annual Meeting, whether or not you previously voted. If your shares are held in street name, you must obtain a written proxy, executed in your favor, from the stockholder of record to be able to vote at the Annual Meeting.

Q:	Can I ask questions at the Annual Meeting?
A:
You may submit questions via the Internet during the Annual Meeting by participating in the webcast at virtualshareholdermeeting.com/ACMR2021. We will answer any timely submitted questions on a matter to be voted on at the Annual Meeting before voting is closed on the matter. Following adjournment of the formal business of the Annual Meeting, we will address appropriate general questions from stockholders regarding ACM in the order in which the questions are received. Questions relating to the stockholder proposals or ACM may be submitted in the field provided in the web portal at or before the time the questions are to be discussed. All questions received during the Annual Meeting will be presented as submitted, uncensored and unedited, except that we may omit certain personal details for data protection issues and we may edit profanity or other inappropriate language. If we receive substantially similar questions, we will group those questions together and provide a single response to avoid repetition. Additional information regarding the submission of questions during the Annual Meeting can be found in our 2021 Rules of Conduct and Procedure, a copy of which is attached as Appendix B to this Proxy Statement.

Q:	Why is the Annual Meeting being conducted as a virtual meeting?
A:
The board considers the appropriate format of our annual meeting of stockholders on an annual basis. This year the board again chose a virtual meeting format for the Annual Meeting in an effort to facilitate stockholder attendance and participation by enabling stockholders to participate fully, and equally, from any location around the world, at no cost. The virtual meeting format will allow our stockholders to engage with us at the Annual Meeting from any geographic location, using any convenient internet-connected devices, including smart phones and tablet, laptop or desktop computers. The virtual meeting format also will allow stockholders to maintain their own personal safety in light of the ongoing public health risks attributable to the COVID-19 (Coronavirus) pandemic.

We will be able to engage with all stockholders as opposed to just those who can afford to travel to an in-person meeting. The virtual format allows stockholders to submit questions and comments during the meeting. We are utilizing technology from Broadridge, a leading virtual meeting solution. The Broadridge platform is expected to accommodate most, if not all, stockholders. Both we and Broadridge will test the platform technology before going “live” for the Annual Meeting.
Q:	If I am unable to participate in the live audio webcast of the Annual Meeting, may I listen at a later date?
A:
An audio replay of the Annual Meeting will be posted and publicly available at ir.acmrcsh.com/presentations following the Annual Meeting and will remain publicly available until our next annual meeting of stockholders in 2022. This audio replay will cover the entire Annual Meeting, including each stockholder question addressed during the Annual Meeting.

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Q:	May I change my vote or revoke my proxy?
A:	If you are a stockholder of record and previously delivered a proxy, you may subsequently change or revoke your proxy at any time before it is exercised by:
•	voting via the Internet or telephone at a later time;
•	submitting a completed and signed proxy card with a later date; or
•	voting via the Internet at the Annual Meeting.
If you are a beneficial owner of shares held in street name, you should contact your bank, broker or other nominee for instructions as to whether, and how, you can change or revoke your proxy.
Q:	What happens if I do not give specific voting instructions?
A:
If you are a stockholder of record and you return a proxy card without giving specific voting instructions, the proxy holders will vote your shares in the manner recommended by the board on each of the proposals presented in this Proxy Statement and as the proxy holders may determine in their discretion on any other matters properly presented for a vote at the Annual Meeting.

If you are a beneficial owner of shares held in street name and do not provide specific voting instructions to the broker, bank or other organization that is the stockholder of record of your shares, the organization generally may vote on routine, but not non-routine, matters. The only routine matter expected to be voted on at the Annual Meeting is the ratification of the appointment of our independent auditor for 2021 (Proposal 2). If the organization does not receive instructions from you on how to vote your shares on Proposals 1, 3, or 4, your shares will be subject to a broker non-vote and no vote will be cast on those matters. See “Q. What does it mean for a broker or other nominee to hold shares in ‘street name’?” above.”
Q:	What should I do if, during check-in or the meeting, I have technical difficulties or trouble accessing the virtual meeting website?
A:
Online check-in to the Annual Meeting webcast will begin at 6:45 a.m., Pacific time. You should allow ample time to log in to the meeting webcast and test your computer audio system. During online check-in and continuing through the length of the Annual Meeting, we will have technicians standing by to assist you with any technical difficulties you may have accessing the Annual Meeting. If you encounter any difficulties accessing the Annual Meeting during the check-in or at meeting time, you should call the technical support number available at proxyvote.com.

Q:	What if other matters are presented at the Annual Meeting?
A:
If a stockholder of record provides a proxy by voting in any manner described in this Proxy Statement, the proxy holders will have the discretion to vote on any matters, other than the four proposals presented in this Proxy Statement, that are properly presented for consideration at the Annual Meeting. We are not currently aware of any other matters to be presented for consideration at the Annual Meeting.

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Vote Required for Election or Approval
Introduction
ACM’s only voting securities are the outstanding shares of Class A and Class B common stock, which we refer to collectively as common stock. As of the record date, which is 5 p.m., Eastern time, on April 8, 2021, there were outstanding 17,263,562 shares of Class A common stock, each of which will be entitled to one vote on each proposal, and 1,769,272 shares of Class B common stock, each of which will be entitled to twenty votes on each proposal. Based on the number of votes for each share of Class A and Class B common stock, up to a total of 52,649,002 votes can be cast on each proposal.
Only stockholders of record as of the record date will be entitled to notice of, and to vote at, the Annual Meeting. A majority of the votes attributable to outstanding shares of common stock present virtually or represented by proxy and entitled to vote on any matters to be considered at the Annual Meeting will constitute a quorum for the transaction of business at the Annual Meeting. For the purpose of determining a quorum, we will treat as present at the Annual Meeting any proxies that are voted on any matter to be acted upon by the stockholders, as well as abstentions or any proxies containing broker non-votes.
Election of Directors
Each director will be elected by plurality of the votes present in person or represented by proxy at the Annual Meeting and entitled to vote in the election of directors. Broker non-votes will not have any effect on the outcome of the election of directors, since broker non-votes are not counted as “votes cast.” Votes to “withhold” will have an effect on the outcome of the proposal only in that under our Director Resignation Policy, approved by the board of directors in October 2017, if a director receives more votes to “withhold” than “for,” such director shall promptly offer his resignation for consideration to the nominating and governance committee, which will make a recommendation to the board whether to accept or reject the resignation, or whether other action should be taken. The board will consider and act on the recommendation of the nominating and governance committee and will promptly, if required, publicly disclose its decision and the rationale behind it. The director who offers his or her resignation will not participate in the decision of the nominating and governance committee or the board. If the board accepts such resignation, then the board may fill the vacancy resulting from that resignation or may reduce the number of directors that constitutes the entire board so that no vacancy exists.
Under our certificate of incorporation, our bylaws and the Delaware General Corporation Law, a director holds office until a successor is elected and qualified or until his or her earlier resignation or removal. Each of the nominees currently serves as one of our directors. If any of the nominees is not elected at the Annual Meeting, then the Bylaws provide that the director shall offer to resign from the board of directors.
Amendment to Certificate of Incorporation
The amendment to our certificate of incorporation to effect an increase in the authorized number of shares of common stock must be approved by the affirmative vote of the stockholders representing a majority of the voting power of the outstanding capital stock, voting together as a single class on an as-converted basis. Abstentions will count as votes against this proposal, since an absolute percentage of affirmative votes is required for approval, and an abstention is not an affirmative vote. Similarly, broker non-votes will have the same effect as a vote “against” the proposal because approval requires an absolute parentage of affirmative votes.

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Ratification of Appointment of Independent Auditor for 2021
The ratification of BDO China Shu Lun Pan Certified Public Accountants LLP as our independent auditor for the year ending December 31, 2021 must be approved by affirmative votes constituting a majority of the votes entitled to be voted and present virtually or represented by proxy at the Annual Meeting. Abstentions will count as votes against this proposal, since shares with respect to which the stockholder abstains will be deemed present and entitled to vote. Because this proposal is considered a routine matter, discretionary votes by brokers will be counted.
Advisory Vote on 2020 Executive Compensation
The advisory vote to approve our 2020 executive compensation must be approved by affirmative votes constituting a majority of the votes entitled to be voted and present virtually or represented by proxy at the Annual Meeting. Abstentions will count as votes against this proposal, since shares with respect to which the stockholder abstains will be deemed present and entitled to vote. Broker non-votes will have no effect on the outcome of this proposal, since broker non-votes are not considered “entitled to vote” on the matter.

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Corporate Governance
Board of Directors Overview
Under our bylaws and the Delaware General Corporation Law, our business and affairs are managed by or under the direction of the board of directors, which selectively delegates responsibilities to its standing committees.
The board has adopted and operates under Governance Guidelines that reflect our current governance practices in accordance with applicable statutory and regulatory requirements, including those of the SEC and Nasdaq. The Governance Guidelines are available on our website at ir.acmrcsh.com/static-files/3446be5b-f608-4932-86c9-d9eff14ca2ac. Under the Governance Guidelines, we expect directors to regularly attend meetings of the board and of all committees on which they serve and to review the materials sent to them in advance of those meetings. We expect nominees for election at each annual meeting of stockholders to participate in the Annual Meeting.
The board generally expects to hold four regular meetings per year and to meet on other occasions when circumstances require. Directors spend additional time preparing for board and committee meetings, and we may call upon directors for advice between meetings. We encourage our directors to attend director education programs. The board held six meetings in 2020. Two directors, Zhengfan Yang and Yinan Xiang, attended 67% of the board meetings during in 2020, and our other four directors attended all of the board meetings. Mr. Yang has determined not to stand for re-election at the Annual Meeting.
The Governance Guidelines provide that the board will meet in executive session at least twice a year without management in attendance. The Lead Director presides at each executive session.
The board maintains an audit committee, a compensation committee and a nominating and governance committee. The board has adopted charters for each of the committees, and those charters are to be reviewed annually by the committees and the board. Our website provides access to:
•	the audit committee charter at:
•	media.corporate-ir.net/media_files/IROL/25/254659/acm-ac-charter-final.pdf;
•	the compensation committee charter at:
•	media.corporate-ir.net/media_files/IROL/25/254659/acm-cc-charter-final.pdf; and
•	the nominating and governance committee charter at:
•	ir.acmrcsh.com/static-files/03f9c6d2-908e-4c59-b7da-8e227707e5a7.
The committees have the functions and responsibilities described in the sections below.
So long as the outstanding shares of Class B common stock represent a majority of the combined voting power of Class A and Class B common stock voting together, all directors will be elected for annual terms and we will not have a classified board. If outstanding shares of Class B common stock represent less than a majority of the combined voting power of common stock at any time, we thereafter will have a classified board consisting of three classes of approximately equal size, each serving staggered three-year terms. Our directors would be allocated by the then‑current board among the three classes.
The board has adopted Communications Policies pursuant to which our Chief Executive Officer, our Chief Financial Officer and their designees are the only individuals authorized to communicate on our behalf with the media, industry and trade organizations, market professionals and stockholders. The Communications Policies were designed to limit the persons whose statements trigger our public disclosure obligations under Regulation FD of the SEC. By limiting the number of spokespersons, the Communications Policies help ensure that all communications to members of the public are made by persons who are fully informed about both our company and the guidelines and risks applicable to external communications, and they reduce the risk of inconsistent statements to the public.

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Independence of Directors
The board of directors must consist of a majority of independent directors not only under the requirements of Nasdaq but also under the Governance Guidelines.
Under Nasdaq rules, independent directors must comprise a majority of a listed company’s board within twelve months from the date of listing. In addition, Nasdaq rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation, and nominating and governance committees be independent within twelve months from the date of listing. Audit committee members must also satisfy additional independence criteria, including those set forth in Rule 10A-3 under the Securities Exchange Act, and compensation committee members must also satisfy additional independence criteria, including those set forth in Rule 10C-1 of the Securities Exchange Act. Under Nasdaq rules, a director will qualify as an “independent director” only if, in the opinion of that company’s board, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In order to be considered independent for purposes of Rule 10A-3 under the Securities Exchange Act, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board or any other board committee: (a) accept, directly or indirectly, any consulting, advisory or other compensatory fee from the listed company or any of its subsidiaries, other than compensation for board service; or (b) be an affiliated person of the listed company or any of its subsidiaries.
In order to be considered independent for purposes of Rule 10C-1 under the Securities Exchange Act, each member of the compensation committee must be a member of the board of the listed company and must otherwise be independent. In determining independence requirements for members of compensation committees, the national securities exchanges and national securities associations are to consider relevant factors, including: (a) the source of compensation of a member of the board of a listed company, including any consulting, advisory or other compensatory fee paid by the listed company to such member; and (b) whether a member of the board of a listed company is affiliated with the listed company, a subsidiary of the listed company or an affiliate of a subsidiary of the listed company.
The board annually reviews the independence of all non-employee directors. In April 2018 the board established categorical standards consistent with the corporate governance standards of Nasdaq to assist the board in making determinations of the independence of board members. A copy of our Standards for Director Independence is posted on our website at ir.acmrcsh.com/static-files/4211086b-a968-414e-888d-007c1906489d. These categorical standards require that, to be independent, a director may not have a material relationship with ACM. Even if a director meets all categorical standards for independence, the board reviews other relationships with ACM in order to conclude that each independent director has no material relationship with ACM either directly or indirectly.
Based upon information requested from and provided by each director nominee concerning the director nominee’s background, employment and affiliations, including family relationships, the board has determined that each of Haiping Dun, Chenming Hu, Tracy Liu and Yinan Xiang qualify as independent directors in accordance with the rules of Nasdaq and Rules 10C-1 and 10A-3 under the Securities Exchange Act. Zhengfan Yang, who is not standing for re‑election at the Annual Meeting, also qualified as an independent director in accordance with the rules of Nasdaq and Rules 10C-1 and 10A-3 under the Securities Exchange Act, during his board service. The independent members of the board hold separate regularly scheduled executive session meetings at which only independent directors are present.

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Director Nomination Rights
In connection with our sale and issuance of capital stock in 2017, we, and certain other stockholders, entered into a voting agreement with Shanghai S&T Venture Capital (Group) Co. Ltd., or SSTVC, and a nomination and voting agreement with Xinxin (Hongkong) Capital Co., Limited, or Xinxin.
Pursuant to our voting agreement with SSTVC, SSTVC had the right to designate one individual for nomination to the board of directors. The rights and obligations of the parties under the voting agreement were in effect as long as SSTVC continued to beneficially own all of the 1,666,170 shares of Class A common stock that had been issued to SSTVC. Yinan Xiang was initially designated by SSTVC and was appointed as a member of the board effective upon the completion of our initial public offering in November 2017. In December 2020, SSTVC sold 160,000 shares, as a result of which SSTVC no longer has the right to designate an individual for nomination to the board. Ms. Xiang has been nominated by the board for re-election at the Annual Meeting.
Pursuant to our nomination and voting agreement with Xinxin, Xinxin has the right to designate one individual for nomination to the board. The rights and obligations of the parties under the nomination and voting agreement will be in effect as long as Xinxin continues to beneficially own 625,000 of the shares of Class A common stock that were issued to Xinxin. In addition, holders who held 60.1% of the voting power of Class A and Class B common stock, voting together, as of the record date of the Annual Meeting, including David Wang, our Chair of the Board, Chief Executive Officer and President, and Haiping Dun, our Lead Director, agreed to vote their shares of common stock for the election of the nominee designated by Xinxin. Zhengfan Yang was initially designated by Xinxin pursuant to the nomination and voting agreement and was appointed as a member of the board in January 2018. Mr. Yang served and will continue to serve as the designee of Xinxin until the Annual Meeting. Neither Mr. Yang nor any other designee of Xinxin will stand for re-election at the Annual Meeting.
Code of Business Conduct
We have a Code of Business Conduct applicable to all directors, officers and employees of ACM Research and its subsidiaries. We have posted the Code of Business Conduct on our website at ir.acmrcsh.com/static-files/fdff1cd1-dfea-4a25-a8a6-ae2394fa5d53. We will post any amendments to the Code of Business Conduct on our website. In accordance with the requirements of the SEC and Nasdaq, we will also post waivers applicable to any of our officers or directors from provisions of the Code of Business Conduct on our website. We have not granted any such waivers to date.
We have implemented whistleblower procedures, which establish format protocols for receiving and handling complaints from employees. Any concerns regarding accounting or auditing matters reported under these procedures are to be communicated promptly to the audit committee of the board of directors. A copy of the whistleblower policy can be viewed on the investor relations portion of our website at https://ir.acmrcsh.com/static-files/3925389c-ac5f-4c8c-8584-53a41e78e4ce.
Employee, Officer and Director Hedging
It is our policy that all employees and directors, as well as their family members, must not hedge or pledge our securities they hold directly. An exception to prohibition may be granted where a person wishes to pledge our securities as collateral for a loan, upon approval by our Chief Financial Officer, if certain other conditions are met. The prohibition on hedging is included in our Insider Trading Policy. A copy of our Insider Trading Policy can be viewed on the investor relations portion of our website at https://ir.acmrcsh.com/static-files/88b7e2ab-7ac4-4f50-8935-1bef66dd52b0.

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Board Oversight of Risk
The board of directors has responsibility for the oversight of our risk management processes and, either as a whole or through its committees, regularly discusses with management our major risk exposures, their potential impact on our business and the steps we take to manage them. The risk oversight process includes receiving regular reports from board committees and members of senior management to enable the board to understand our risk identification, risk management and risk mitigation strategies with respect to areas of potential material risk, including operations, finance, legal, regulatory, strategic and reputational risk.
The audit committee of the board reviews information regarding liquidity and operations, and oversees our management of financial risks. Periodically, the audit committee reviews our policies with respect to risk assessment, risk management, loss prevention and regulatory compliance. Oversight by the audit committee includes direct communication with our external auditors, and discussions with management regarding significant risk exposures and the actions management has taken to limit, monitor or control such exposures. The compensation committee is responsible for assessing whether any of our compensation policies or programs has the potential to encourage excessive risk-taking. The nominating and governance committee of the board manages risks associated with the independence of the board, corporate disclosure practices and potential conflicts of interest. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire board is regularly informed through committee reports about such risks.
Matters of significant strategic risk are considered by the board as a whole.
Board Leadership Structure
The board of directors recognizes that it is important to determine an optimal board leadership structure to ensure the independent oversight of management as the company continues to grow. We do not have a policy on whether the offices of Chair of the Board and Chief Executive Officer should be separate and, if they are to be separate, whether the Chair of the Board should be selected from among the independent directors or should be an employee. Our board has determined that it is in our best interests to have both a Chair of the Board and a Lead Director. Our board has appointed David Wang, our Chief Executive Officer and President, to serve as Chair of the Board and Haiping Dun, an independent director, to serve as Lead Director. Among other things, the Chair of the Board shall prepare agendas for, and preside over, meetings of the board and the Lead Director shall assist the Chair of the Board in preparing agendas and shall serve as the principal liaison between the Chair of the Board and the other directors. Our board believes that this is the appropriate leadership structure for us at this time and will allow the board to fulfill its role with appropriate independence.
The board has concluded that our current leadership structure is appropriate at this time. The board will continue to periodically review our leadership structure, however, and may make such changes in the future as it deems appropriate.

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Audit Committee
The principal responsibilities of the audit committee include:
•	appointing, approving the compensation of, and assessing the independence of our registered public accounting firm;
•	overseeing the work of our registered public accounting firm, including through the receipt and consideration of reports from such firm;
•	reviewing and discussing with management and the registered public accounting firm our annual and quarterly financial statements and related disclosures;
•	monitoring our internal control over financial reporting and our disclosure controls and procedures;
•	meeting independently with our registered public accounting firm and management;
•	furnishing the audit committee report required by SEC rules;
•	reviewing and reassessing the adequacy of our conflict of interest policy; and
•	overseeing our risk assessment and risk management policies.
Our independent auditor is ultimately accountable to the audit committee. The audit committee has the ultimate authority and responsibility to select, evaluate, approve terms of retention and compensation of, and, where appropriate, replace the independent auditor.
The current members of the audit committee are Tracy Liu, who serves as chair, Haiping Dun and Yinan Xiang. All three members are standing for re-election at the Annual Meeting. The board has determined that each of the audit committee members is financially literate and is a “non-employee director” as defined in Rule 16b-3 promulgated under the Securities Exchange Act. The board also determined that each of the current members of the audit committee is independent, as defined in the listing standards of Nasdaq, and is an “outside director” as that term is defined in Internal Revenue Code Section 162(m). The board has also determined that Ms. Liu is an audit committee financial expert in accordance with the standards of the SEC.
The audit committee held six meetings in 2020. All members attended at least 83% of the total number of audit committee meetings held in 2020.

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Nominating and Governance Committee
The principal responsibilities of the nominating and governance committee include:
•
identifying, evaluating, and making recommendations to the board of directors and our stockholders concerning nominees for election to the board, to each of the board’s committees and as committee chairs;

•	annually reviewing the performance and effectiveness of the board and developing and overseeing a performance evaluation process;
•	annually evaluating the performance of management, the board and each board committee against their duties and responsibilities relating to corporate governance;
•	annually evaluating adequacy of our corporate governance structure, policies and procedures; and
•	providing reports to the board regarding the committee’s nominations for election to the board and its committees.
The current members of the nominating and governance committee are Chenming Hu, who serves as chair, Tracy Liu, and Zhengfan Yang. Dr. Hu and Ms. Liu are standing for re-election at the Annual Meeting. The board has determined that each of Dr. Hu, Ms. Liu and Mr. Yang is independent, as defined in the listing standards of Nasdaq.
The nominating and governance committee has the sole authority to retain, oversee and terminate any consulting or search firm to be used to identify director candidates or assist in evaluating director compensation and to approve any such firm’s fees and retention terms. The nominating and governance committee held one meeting in 2020, which was attended by all of the members.
The nominating and governance committee will consider director nominees recommended by our stockholders in accordance with our Policy and Procedure for Stockholder Nominations to the Board adopted by the nominating and governance committee and approved by the board in April 2018, a copy of which is posted on our website at ir.acmrcsh.com/static-files/01b22d4f-d523-4d9e-a1ac-56030666adad. Recommendations should be submitted to our Corporate Secretary in writing at ACM Research, Inc., 42307 Osgood Road, Suite I, Fremont, California 94539, along with additional required information about the nominee and the stockholder making the recommendation. Information on qualifications for nominations to the board and procedures for stockholder nominations to the board is included below under “Proposal 1. Election of Directors—Director Qualifications” and “—Identifying and Evaluating Nominees for Directors.”

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Compensation Committee
The principal responsibilities of the compensation committee include:
•	evaluating the performance of our Chief Executive Officer and determining the Chief Executive Officer’s salary and contingent compensation based on his or her performance and other relevant criteria;
•	identifying the corporate and individual objectives governing the Chief Executive Officer’s compensation;
•	approving the compensation of our other executive officers;
•	making recommendations to the board with respect to director compensation;
•	reviewing and approving the terms of certain material agreements;
•	overseeing and administering our equity incentive plans and employee benefit plans;
•	preparing the annual compensation committee report required by SEC rules; and
•
conducting a review of executive officer succession planning, as necessary, reporting its findings and recommendations to the board, and working with the board in evaluating potential successors to executive officer positions.

The current members of the compensation committee are Haiping Dun, who serves as chair, and Tracy Liu. Each of the compensation committee members is standing for re-election at the Annual Meeting. The board has determined that each of Dr. Dun and Ms. Liu is independent, as defined in the listing standards of Nasdaq, is a “non-employee director” as defined in Rule 16b-3 promulgated under the Securities Exchange Act and is an “outside director” as that term is defined in Internal Revenue Code Section 162(m).
The compensation committee held seven meetings in 2020, which were attended by both of the members. The compensation committee has the sole authority to retain, oversee and terminate any compensation consultant to be used to assist in the evaluation of executive compensation and to approve the consultant’s fees and retention terms.
Compensation Committee Interlocks and Insider Participation
During 2020, none of the members of the compensation committee was an officer or employee of our company or our subsidiaries and none of our executive officers served as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on the board or compensation committee.

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Certain Relationships and Related-Person Transactions
In October 2017 the board of directors adopted a Conflict of Interest Policy applicable to all directors, officers and employees of our company and our subsidiaries. We have posted the Conflict of Interest Policy on our website at ir.acmrcsh.com/static-files/c9bb9bf0-847b-4f79-b747-bf7e5bb06994. We will post any amendments to the Conflict of Interest Policy on our website.
The Conflict of Interest Policy requires each director and executive officer, including their immediate family members, to provide written notice of any potential related-party transaction, defined by the policy to mirror the definition of Item 404 of Regulation S-K of the SEC (with the exception that the policy includes a monetary threshold of $100,000 as opposed to the threshold of $120,000 set by Item 404 of Regulation S-K) to the Chair of the Board (or to the Chief Executive Officer if such transaction involves the Chair of the Board, or to the Chief Financial Officer if such transaction involves the Chief Executive Officer), including all information that the Chair of the Board, the Chief Executive Officer or the Chief Financial Officer may request. Upon receiving all relevant information, the board may approve the transaction if it determines that the transaction is in the best interests of, and fair to, us, may require modifications to the transaction to make it acceptable for approval, or may reject it. The board may also establish guidelines for ongoing management of a specific related-party transaction. The policy requires that continuing related-party transactions are reviewed on at least an annual basis. Additionally, the policy requires that all directors and executive officers complete a questionnaire in connection with each of our annual proxy statements, in which they are asked to disclose family relationships and other related-party transactions.
The following is a description of transactions since January 1, 2018 to which we have been a party, in which the amount involved exceeded or will exceed $120,000 and in which any of our directors, executive officers or beneficial owners of more than 5% of any series or class of our preferred or common stock, or an affiliate or immediate family member thereof, had or will have a direct or indirect material interest, other than compensation, termination and change-in-control arrangements. The transactions set forth below were approved by a majority of the board, including a majority of the independent and disinterested members of the board. We believe we have executed all of the transactions set forth below on terms no less favorable to us than we could have obtained from unaffiliated third parties. It is our intention to ensure that all future transactions between us and our officers, directors and principal stockholders and their affiliates are approved by the audit committee and a majority of the members of the board, including a majority of the independent and disinterested members of the board, and are on terms no less favorable to us than those that we could obtain from unaffiliated third parties.
Issuance and Exercise of Warrant
In December 2016 Shengxin (Shanghai) Management Consulting Limited Partnership, or SMC, paid 20,123,500 RMB (approximately $3.0 million as of the date of funding) to our operating subsidiary ACM Research (Shanghai), Inc., or ACM Shanghai, for potential investment pursuant to terms to be subsequently negotiated. SMC is a People’s Republic of China, or PRC, limited partnership owned by Jian Wang and other employees of our subsidiary ACM Shanghai. Jian Wang, who is a limited partner of SMC, is the Chief Executive Officer and President of ACM Shanghai and the brother of our Chief Executive Officer and President David Wang. Until March 31, 2020, Jian Wang also had been the General Partner of SMC, as a result of which, under the rules of the SEC, he had been deemed to beneficially own all of the shares owned by SMC and, as a result, SMC was deemed to be an affiliate of ours.
In March 2017 we issued to SMC a warrant exercisable to purchase 397,502 shares of Class A common stock at a price of $7.50 per share, for a total exercise price of approximately $3.0 million. The warrant was exercisable for cash or on a cashless basis, at the option of SMC, at any time on or before May 17, 2023 to acquire all, but not less than all, of the shares of Class A common stock subject to the warrant.
In March 2018 we entered into a warrant exercise agreement with ACM Shanghai and SMC pursuant to which SMC exercised the SMC warrant in full by issuance to us of a senior secured promissory note in the principal amount of approximately $3.0 million. We transferred the SMC note to ACM Shanghai, in exchange for an intercompany promissory note issued by ACM Shanghai to us in the principal amount of approximately $3.0 million, or the Intercompany Note. Each of the two notes bore interest at a rate of 3.01% per annum and matured on August 17, 2023. As security for its performance of its obligations under its note, SMC granted to ACM Shanghai a security interest in the 397,502 shares of Class A common stock issued to SMC upon its exercise of the warrant.

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In connection with a follow-on public offering of Class A common stock in August 2019, we agreed to purchase a total of 154,821 of the warrant shares from SMC at a per share price of $13.195, of which (a) $1.2 million was applied to reduce SMC’s obligations to ACM Shanghai under the SMC note, and which we then withheld for our own account and applied to reduce ACM Shanghai’s obligations to us under the Intercompany Note and (b) the remaining $0.9 million was paid to SMC.
In June 2019 we announced plans to complete over the following three years a listing of shares of ACM Shanghai on the Shanghai Stock Exchange’s new Sci-Tech innovAtion boaRd, known as the STAR Market, and a concurrent initial public offering, which we refer to as the STAR IPO, of ACM Shanghai shares in the PRC. In preparation for the STAR IPO, ACM Shanghai was required to terminate its financial relationship with SMC. In order to facilitate such termination, on April 30, 2020, we entered into two agreements relating to outstanding obligations among our company, ACM Shanghai and SMC. Pursuant to such agreements: (i) ACM Shanghai assigned to us its rights under the SMC note, including the right to receive payment of approximately $1.8 million payable thereunder; (ii) ACM cancelled the outstanding obligation of approximately $1.8 million of ACM Shanghai under the Intercompany Note; (iii) SMC surrendered its remaining 242,681 warrant shares to us; and (iv) in exchange for such 242,681 warrant shares, we agreed to deliver to SMC certain consideration, which we refer to as the SMC Consideration, that we agreed upon with SMC, subject to obtaining certain PRC regulatory approvals. Under the agreements with SMC, if the required approvals are not obtained by December 31, 2023, we would cancel the SMC note as consideration for the 242,681 warrant shares. In a separate transaction in April 2020, ACM Shanghai repaid the remaining $1.8 million of the December 2016 SMC investment in cash.
On July 29, 2020, we entered into an amended agreement under which, in settlement of the SMC Consideration, we issued to SMC a warrant to purchase 242,681 shares of Class A common stock at a purchase price of $7.50 per share, and we cancelled the SMC note.
Director and Executive Compensation and Indemnification Agreements
Please see “Director Compensation,” “Executive Compensation” and “Compensation Discussion and Analysis” for discussion of the compensation of our non-employee directors and our executive officers.
We have entered into indemnification agreements with our directors and executive officers. Under these agreements, we agree to indemnify, to the fullest extent permitted by Delaware law (subject to certain limitations), each of director and executive officer against any and all expenses incurred by the director or officer in connection with proceedings because of his or her status as one of our directors or executive officers. In addition, these indemnification agreements provide that, to the fullest extent permitted by Delaware law, we will pay for all expenses incurred by our directors and executive officers in connection with a legal proceeding arising out of their service to us.

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Director Compensation
Our director compensation program is intended to enhance our ability to attract, retain and motivate non-employee directors of exceptional ability and to promote the common interest of directors and stockholders in enhancing the value of the common stock. The board of directors reviews director compensation at least annually based on recommendations by the nominating and governance committee. The nominating and governance committee has the sole authority to engage a consulting firm to evaluate director compensation.
In October 2017 the Board adopted a director compensation policy with respect to the compensation payable to our qualified non-employee directors, which became effective upon the completion of our initial public offering on November 7, 2017. Under this policy, each qualifying non-employee director is eligible to receive compensation for board and committee service consisting of annual cash retainers and equity awards covering Class A common stock. Our qualifying non-employee directors receive the following annual cash retainers for their service:
DIRECTOR ANNUAL CASH RETAINERS
Position	Retainer
Lead Director	$20,000
Other Directors	15,000
Audit Committee Chair	4,000
Other Audit Committee Members	3,000
Compensation Committee Chair	4,000
Other Compensation Committee Members	3,000
Nominating and Governance Committee Chair	4,000
Other Nominating and Governance Committee Members	3,000
The director compensation policy generally contemplates that each director will receive $75,000 in restricted stock units upon his or her initial election to the board. These restricted stock units are subject to vesting contingent upon continued board service through the following year’s annual meeting of stockholders. Additionally, on the date of each annual meeting of stockholders, each director who (a) is not a designee nominated to the board pursuant to existing agreements to which ACM is a party and (b) is continuing his or her board service following the date of the then‑current annual meeting of stockholders, receives $35,000 in restricted stock units, subject to vesting contingent upon continued board service through the following year’s annual meeting of stockholders. Directors may be reimbursed for reasonable out-of-pocket expenses incurred in attending board and committee meetings. Pursuant to the terms of the director compensation policy, Dr. Dun was eligible to receive this annual equity compensation in 2019. Ms. Liu was eligible to receive her annual equity compensation in 2020. Dr. Hu will be eligible beginning on the date of the Annual Meeting. With respect to the years ended December 31, 2018, 2019 and 2020, the board did not grant the equity awards contemplated by the director compensation policy.
To date and continuing until the Annual Meeting, neither Ms. Xiang nor Mr. Yang has been qualified to receive annual cash retainers or annual equity compensation in accordance with the director compensation policy, because each was designated for nomination to the board pursuant to an agreement, as described under “Corporate Governance—Director Nomination Rights.”  Ms. Xiang has agreed that if she is re-elected at the Annual Meeting, she will not receive annual cash retainers or annual equity compensation in connection with her board service. Mr. Yang is not standing for re-election at the Annual Meeting.

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The following table shows the total compensation for non-employee directors during 2020. David Wang, our sole executive officer who served as a member of the board during 2020, did not receive any additional compensation for such service as a director.
2020 DIRECTOR COMPENSATION
Director	Fees Earned or Paid in Cash($)	Stock Awards($)(1)	All Other Compensation($)	Total($)
Haiping Dun(2)	$27,000	$104,181	—	$131,181
Chenming C. Hu(2)	19,000	—	$25,000(3)	44,000
Tracy Liu(2)	25,000	44,230	—	69,230
Zhengfan Yang(4)	—	—	—	—
Yinan Xiang	—	—	—	—
(1)
The amounts shown represent the aggregate grant date fair value of stock awards granted on March 20, 2020 in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation—Stock Compensation. The amounts do not necessarily correspond to the actual amounts that will be earned by the directors. For assumptions made in valuing these awards and related information, see Note 2 to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2020. As of December 31, 2020, (a) Dr. Dun held stock options for 196,667 shares of Class A common stock and 69,230 shares of ACM Shanghai, (b) Dr. Hu held stock options for 66,668 shares of Class A common stock, (c) Ms. Liu held stock options for 49,000 shares of Class A common stock, and (d) neither Mr. Yang or Ms. Xiang held any equity awards.

(2)	Chair of a board committee during 2020.
(3)
The amount shown consists of consulting fees paid pursuant to an Advisory Board Agreement entered into with Dr. Hu in May 2016. Under the Advisory Board Agreement, Dr. Hu agreed to serve as a member of our advisory board and to use commercially reasonable efforts to provide us with various advisory services. The term of the Advisory Board Agreement expired on May 1, 2021.

(4)	Mr. Yang is not standing for re-election at the Annual Meeting.

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Proposal — Election of Directors
At the Annual Meeting, stockholders will elect the entire board of directors to serve for the ensuing year and until their successors are elected and qualified. The board has designated as nominees for election the five persons named below, each of whom currently serves as a director.
Shares of common stock that are voted as recommended by the board will be voted in favor of the election as directors of the nominees named below. If any nominee becomes unavailable for any reason or if a vacancy should occur before the election, which we do not anticipate, the shares represented by a duly completed proxy may be voted in favor of such other person as may be determined by the proxy holders.
Director Qualifications
The board of directors has determined that, as a whole, it must have the right mix of characteristics, skills and diversity to provide effective oversight of our company. The nominating and governance committee has adopted Qualifications for Nomination to the board, a copy of which is posted on our website at ir.acmrcsh.com/static-files/004a4a5a-21c9-4a24-9dc0-d3d55006cde6. The Qualifications for Nomination provide that, in selecting directors, the board should seek to achieve a mix of directors that enhances the diversity of background, skills and experience on the board, including with respect to age, gender, international background, ethnicity and specialized experience. Directors should have relevant expertise and experience and be able to offer advice and guidance to our Chief Executive Officer based on that expertise and experience. Also, a majority of directors should be independent under applicable Nasdaq listing standards, board and committee guidelines, and applicable laws and regulations. Each director is also expected to:
•	be of the highest ethical character and share our values as reflected in our Code of Conduct;
•	be highly accomplished in his or her field, with superior credentials and recognition;
•	have sound business judgment, be able to work effectively with others, have sufficient time to devote to our affairs, and be free from conflicts of interest; and
•	be independent of any particular constituency and able to represent all of our stockholders.
The board is to conduct a self-assessment process every year and to periodically review the diversity of skills and characteristics needed in the board’s oversight of our company, as well as the effectiveness of the mix of skills and experience. The board considers the skill areas represented on the board, those skill areas represented by any directors who are expected to retire or leave the board in the near future, and recommendations of directors regarding skills that could improve the ability of the board to carry out its responsibilities. Although we do not have a formal diversity policy, the nominating and governance committee seeks to identify candidates who will enhance the board’s overall diversity.
Identifying and Evaluating Nominees for Directors
When the board of directors or its nominating and governance committee has identified the need to add a new director with specific qualifications or to fill a vacancy on the board, the chair of the nominating and governance committee will initiate a search, seeking input from other directors and senior management, review any candidates that the nominating and governance committee has previously identified, and, if necessary, hire a search firm. The nominating and governance committee will identify the initial list of candidates who satisfy the specific criteria and otherwise qualify for membership on the board. At least one member of the nominating and governance committee (preferably the chair) and the Chair of the Board and Chief Executive Officer will interview each qualified candidate; other directors will also interview the candidate if practicable. Based on a satisfactory outcome of those interviews, the nominating and governance committee will make its recommendation on the candidate to the board.
Our bylaws include a procedure that stockholders must follow in order to nominate a person for election as a director at an annual meeting of stockholders. The Bylaws require that timely notice of the nomination in proper written form, including all required information, be provided to the Corporate Secretary.

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Information Concerning Nominees for Election as Directors
The information appearing in the following table sets forth, for each nominee for election as a director, as of April 8, 2021:
•	the nominee’s professional experience for at least the past five years;
•	the year in which the nominee first became one of our directors;
•	each committee of the board of directors on which the nominee currently serves;
•	the nominee’s age as of the record date for the Annual Meeting;
•	the relevant skills the nominee possesses that qualify him or her for nomination to the board; and
•	directorships held by each nominee presently and at any time during the past five years at any public company or registered investment company.
Yinan Xiang has been nominated in accordance with a voting agreement with one of our stockholders. See “Corporate Governance—Director Nomination Rights.”
DAVID H. WANG Age: 59 ACM Board Service • Tenure: 23 years (1998)
Professional Experience
•	Founder, Chief Executive Officer, President and one of our directors since 1998.
•	Inventor of stress-free Cu polishing technology.
•	Holds more than 100 patents in semiconductor equipment and process technology.

Education
•	Received a Ph.D. and Master of Engineering in Precision Engineering from Osaka University and a Bachelor of Science in Precision Instruments from Tsinghua University.

Relevant Skills
•	Industry
•	Innovation
•	Leadership
HAIPING DUN Age: 71 ACM Board Service • Tenure: 18 years (2003) • Committees: ○ Audit ○ Compensation (Chair) INDEPENDENT
Professional Experience
•	Served as one of our directors since 2003.
•	Former President of Champion Microelectronic Corp., a public company in Taiwan, from 2008 through 2018.
•	Former Senior Director of Intel Corporation, a company where he was employed from 1983 to 2004.

Education
•
Received a Ph.D. in material science and engineering from Stanford University, a Master of Science in physics from the University of Washington and a Bachelor of Science in physics from National Taiwan University.

Relevant Skills
•	Industry
•	Global
•	Leadership

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CHENMING C. HU Age: 73 ACM Board Service • Tenure: 4 years (2017) • Nominating and Governance Committee (Chair) INDEPENDENT

Professional Experience
•	Served as one of our directors since January 2017.
•	Served as a member of our board of advisors since May 2016.
•	Professor in electrical engineering and computer sciences at the University of California, Berkeley since 1976.
•	Taiwan Semiconductor Manufacturing Company Distinguished Chair Professor Emeritus and Professor of the Graduate School at the University of California, Berkeley since 2010.
•	Developed FinFet in 1999.
•	Served as the Chief Technology Officer of Taiwan Semiconductor Manufacturing Company Ltd. from 2001 to 2007.
•	Member of the U.S. National Academy of Engineering and the Chinese Academy of Sciences, and Taiwan’s Academia Sinica.
•	Received a Master of Science degree and Ph.D. from the University of California, Berkeley and a Bachelor of Science degree from National Taiwan University, all in electrical engineering.

Relevant Skills
•	Innovation
•	Industry
•	Education

Other Public Board Service
•	Ambarella, Inc.	2010-present
•	Inphi Corporation	2011-present
TRACY LIU Age: 56 ACM Board Service • Tenure: 5 years (2016) • Committees: ○ Audit (Chair) ○ Compensation ○ Nominating and Governance INDEPENDENT
Professional Experience
•	Served as one of our directors since September 2016.
•	Managing Partner of H&M Int’l CPAs, LLP since January 2017.
•	Founder and owner of H&M Financial Consulting from 2006 to 2016, where she provided international accounting and tax solutions to high-technology companies.
•	Received a Bachelor of Science from Nankai University and a Master of Accounting and Tax from Golden Gate University.
•	Certified Public Accountant and a member of the American Institute of Certified Public Accountants.

Relevant Skills
•	Finance
•	Leadership
•	Global

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YINAN XIANG Age: 46 ACM Board Service • Tenure: 4 years (2017) • Audit Committee INDEPENDENT
Professional Experience
•	Served as one of our directors since November 2017.
•	Deputy General Manager of Shanghai S&T Venture Capital (Group) Co. Ltd., or SSTVC, since October 2016.
•	Manager of the Project Investment Department of SSTVC from September 2014 to September 2016.
•	Manager of Invest Department II of Shanghai Science and Technology Venture Capital Co., Ltd. from 2012 to August 2014.
•	Received a Bachelor of Science degree from Shanghai University of Finance and Economics.

Relevant Skills
•	Industry
•	Finance

The board of directors recommends a vote
FOR
each of the five nominees for election as directors.

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Beneficial Ownership of Common Stock
The following table sets forth the number of outstanding shares of Class A and Class B common stock beneficially owned and the percentage of each class beneficially owned, as of the record date of April 8, 2021, by:
•	each person known to us to be the beneficial owner of more than five percent of the then-outstanding Class A common stock (on an as-converted basis) or the then-outstanding Class B common stock;
•	each director and NEO; and
•	all of our directors and executive officers as a group.
The number of shares of Class A and Class B common stock beneficially owned by each person is determined under the rules of the SEC. Under these rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares that the individual has the right to acquire by June 7, 2021 (sixty days after April 8, 2021) through the exercise or conversion of a security or other right. Unless otherwise indicated, each person has sole investment and voting power, or shares such power with a family member, with respect to the shares set forth in the following table. The inclusion in this table of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of those shares for any other purpose.

	Class A(1)		Class B		% of Total Voting Power(2)
Beneficial Owner	Shares	%	Shares	%
5% Stockholders
Shanghai Science and Technology Venture Capital Co., Ltd.(3)	1,506,170	8.7%	—	—	2.9%
Pudong Science and Technology (Cayman) Co., Ltd.(4)	1,119,576	6.5	—	—	2.1
Named Executive Officers and Directors
David H. Wang(5)	2,813,396	16.3	1,388,936	78.5%	55.4
Yinan Xiang(6)	1,506,170	8.7	—	—	2.9
Zhengfan Yang(7)	833,334	4.8	—	—	1.6
Haiping Dun(8)	572,113	3.3	100,000	5.7	4.7
Jian Wang(9)	178,345	1.0	50,001	2.6	2.1
Chenming Hu(10)	87,770	*	—	—	*
Fuping Chen(11)	79,345	*	—	—	*
Tracy Liu(12)	76,340	*	—	—	*
Lisa Feng(13)	45,929	*	—	—	*
Mark McKechnie(14)	24,346	*	—	—	*
All executive officers and directors as a group (11 persons)(15)	6,223,533	36.1	1,535,937	86.8	67.2
*	Less than 1%.
(1)	Includes the number of shares of Class A common stock issuable upon conversion of shares of Class B common stock, which are convertible at any time into shares of Class A common stock.
(2)
Percentage of total voting power represents voting power with respect to all shares of Class A and Class B common stock, voting as a single class. Holders are entitled to one vote per share of Class A common stock and twenty votes per share of Class B common stock.

(3)
Weiguo Shen is the Chairman and General Manager of Shanghai Science and Technology Venture Co., Ltd., or SSTVC, and may be deemed to beneficially own the shares held by SSTVC. The address of SSTVC and Mr. Shen is Floor 39, #669 Xin Zha Road, Jing An District, Shanghai, PRC.

(4)
Pudong Science and Technology (Cayman) Co., Ltd., or PST, is a wholly owned subsidiary of Shanghai Pudong High-Tech Investment Co., Ltd. Long Ji is the Corporate Representative of Pudong High-Tech Investment Co., Ltd. and may be deemed to beneficially own the shares held by PST. The address of PST, its parent and Mr. Ji is No. 439, 13 Building, Chunxiao Road, Zhangjiang Hi-tech Park, Pudong District, Shanghai.

(5)
Includes (a) 206,667 shares of Class A common stock held by Dr. Wang and Jing Chen, as Trustees for the Wang-Chen Family Living Trust; (b) 60,000 shares of Class A common stock held by Dr. Wang and Jing Chen, as Trustees for The David Hui Wang and Jing Chen Family Irrevocable Trust for Wang Children; (c) 1,388,936 shares of Class A common stock issuable upon conversion of Class B common stock, of which shares of Class B common stock a total of 117,334 are held by Dr. Wang’s son, Brian Wang, 117,334 are held by Dr. Wang’s daughter, Sophia Wang, and 7,334 are held by Dr. Wang and Jing Chen, as Trustees for The David Hui Wang and Jing Chen Family Irrevocable Trust for Wang Children; and (d) 941,174 shares of Class A common stock issuable upon the exercise of options exercisable by June 7, 2021.

(6)
Consists of shares owned by SSTVC (see note (3) above). As described under “Corporate Governance—Director Nomination Rights,” SSTVC had exercised a contractual right by designating Ms. Xiang for nomination to the board and Ms. Xiang has been elected to the board. Ms. Xiang disclaims beneficial ownership of the shares owned by SSTVC except to the extent of her pecuniary interest therein.

[Footnotes continued on next page]

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(7)
Consists of shares owned by Xinxin (Hongkong) Capital Co., Limited, or Xinxin, a wholly owned subsidiary of Xunxin (Shanghai) Capital Co., Ltd., which is a wholly owned subsidiary of China IC Industry Investment Fund. Sino IC Capital Co., Limited is the management company of China IC Industry Investment Fund and Kai Ren is the Vice President of Sino IC Capital Co., Limited and may be deemed to beneficially own the shares held by Xinxin. The address of Xinxin, Xunxin (Shanghai) Capital Co., Limited, Sino IC Capital Co., Limited, China IC Industry Investment Fund and Kai Ren is 3rd Floor North, No. 7 Financial Street, Xicheng District, Beijing 100033. As described under “Corporate Governance—Director Nomination Rights,” Xinxin had exercised a contractual right by designating Mr. Yang for nomination to the board and Mr. Yang had been elected to the board. Mr. Yang is not standing for re-election at this Annual Meeting. Mr. Yang disclaims beneficial ownership of the shares owned by Xinxin (Hongkong) Capital Co., Limited except to the extent of his pecuniary interest therein.

(8)	Includes (a) 187,083 shares of Class A common stock issuable under options exercisable by June 7, 2021 and (b) 100,000 shares of Class A common stock issuable upon conversion of Class B common stock.
(9)	Includes (a) 43,958 shares of Class A common stock issuable under options exercisable by June 7, 2021 and (b) 50,001 shares of Class A common stock issuable upon conversion of Class B common stock
(10)	Includes 23,334 shares of Class A common stock issuable under options exercisable by June 7, 2021.
(11)	Includes 79,345 shares of Class A common stock issuable under options exercisable by June 7, 2021.
(12)	Includes 39,416 shares of Class A common stock issuable under options exercisable by June 7, 2021.
(13)	Includes 31,669 shares of Class A common stock issuable under options exercisable by June 7, 2021.
(14)	Includes 24,346 shares of Class A common stock issuable under options exercisable by June 7, 2021.
(15)	Includes shares held jointly, indirectly and/or in trust, including 1,391,185 shares of Class A common stock issuable under options exercisable by June 7, 2021.
Unless otherwise indicated, the address of all individuals listed above is c/o ACM Research, Inc., 42307 Osgood Road, Suite I, Fremont, California 94539.
Delinquent Section 16(a) Reports
Section 16(a) of the Securities Exchange Act requires our executive officers and directors and any persons owning ten percent or more of our Class A common stock to file reports with the SEC to report their beneficial ownership of and transactions in our securities and to furnish us with copies of the reports.
Based solely upon a review of the Section 16(a) reports furnished to us, along with written representations from our executive officers and directors, we believe that all required reports were timely filed during 2020, except that (a) Lisa Feng inadvertently failed to file one report, and as a result one transaction was not reported on a timely basis, and (b) Jian Wang inadvertently failed to file one report, and as a result one transaction was not filed on a timely basis.

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Executive Officers
The following table sets forth, as of April 8, 2021, the names of our executive officers, their ages, their positions and business experience, and the year of their first election as officers. Each executive officer serves at the discretion of the board of directors and holds office until his successor is duly elected and qualified or until his earlier resignation or removal.
Name	Age	Positions and Business Experience	Year First Elected Officer
David H. Wang	59	Please see “Proposal 1. Election of Directors—Information Concerning Nominees for Election as Directors.”	1998
Mark McKechnie	54	Chief Financial Officer, Treasurer and Secretary of ACM Research, Inc. (November 2019-present); Vice President of Finance of ACM Research, Inc. (July 2018-November 2019); Vice President of Investor Relations and Strategic Initiatives of Silver Spring Networks (November 2014-January 2018); Managing Director of Technology Equity Research of Evercore Partners (2012-2014); received a Bachelor of Science in Electrical Engineering degree from Purdue University and a Master of Business Administration degree from The Kellogg School of Management at Northwestern University.	2019
Jian Wang	56
Chief Executive Officer and President of ACM Research (Shanghai), Inc. (November 2019-present); Vice President, Research and Development (January 2015-November 2019); Director of Research and Development of ACM Research (Shanghai), Inc. (2011-January 2015), focusing on the research and development of stress-free polishing and electro-chemical-copper-planarization technologies; received a Master of Science degree in computer science from Northwestern Polytechnic University, a Master of Science degree in marine engineering from Kobe University and a Bachelor of Science degree in mechanical engineering from Southeast University.
			2015
Lisa Feng	62	Chief Financial Officer of ACM Research (Shanghai), Inc. (November 2019-present); Chief Accounting Officer, Interim Chief Financial Officer and Treasurer of ACM Research, Inc. (January 2018- November 2019); Financial Controller (October 2017-January 2018); Corporate Controller of Amlogic, Inc. (August 2008-September 2017); received a Bachelor of Science degree in Business/Economics from Southern Connecticut State University and a Master of Science degree in Accounting from Golden Gate University.	2019
Sotheara Cheav	69	Senior Vice President, Manufacturing of ACM Research (Shanghai), Inc. (May 2019-present); Vice President, Manufacturing of ACM Research (Shanghai), Inc. (January 2015-May 2019); Director of Manufacturing of ACM Research (Shanghai), Inc. (2011-December 2014); received a Bachelor of Science degree in Science and Technology from the University of Cambodia and an Associate of Science degree in Electronics from Bay Valley Technical Institute.	2015
Fuping Chen	39	Vice President, Sales—China of ACM Research (Shanghai), Inc. (January 2018-present); Senior Technical Director of ACM Research, Inc. (2010-2017); Assistant Wet Process Manager of SK Hynix Inc. (2006-2010); received a Bachelor of Science degree from Nanjing University of Technology of Material Science and Engineering and a Master of Science degree from Zhejiang University of Material Science and Engineering.	2018
David Wang and Jian Wang are brothers.

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Executive Compensation
Summary Compensation Table
The following table provides information concerning the compensation paid to our NEOs, who consist of our Chief Executive Officer and President, David H. Wang, our Chief Financial Officer, Treasurer and Secretary, Mark McKechnie, and our three next most highly compensated executive officers during 2020, Jian Wang, Lisa Feng and Fuping Chen. Mr. McKechnie and Ms. Feng did not become executive officers until 2019.
Name and Principal Position	Year	Salary($)(1)	Bonus($)(1)	Option Awards ($)(2)(3)	All Other Compensation ($)(1)(4)	Total($)
David H. Wang	2020	$294,054	$95,700	$4,963,675	$15,660	$5,369,089
Chief Executive Officer and President	2019	229,742	19,358	325,000	13,920	588,020
	2018	189,373	34,519	—	10,667	234,559
Mark McKechnie	2020	243,906	—	—	—	243,906
Chief Financial Officer, Treasurer and Secretary	2019	232,424	129,327	299,400	13,920	675,071
Jian Wang	2020	162,492	55,100	67,728	15,660	300,980
Chief Executive Oﬃcer and President,	2019	139,241	49,126	183,594	13,920	385,881
ACM Research (Shanghai), Inc.	2018	140,059	16,296	257,032	10,667	424,054
Lisa Feng	2020	169,172	43,500	225,809	13,616	452,097
Chief Financial Officer, ACM Research (Shanghai), Inc.	2019	159,673	41,354	214,700	10,133	425,860
Fuping Chen	2020	103,871	95,700	793,157	15,660	1,008,388
Vice President, Sales—China, ACM Research (Shanghai), Inc.	2019	90,603	113,129	61,198	13,920	278,850
	2018	90,348	35,259	112,995	10,667	249,269
(1)	Compensation amounts paid in RMB have been converted, for purposes of the table, to U.S. dollars at the average RMB per U.S. dollar exchange rate for the applicable years.
(2)
Amounts shown represent the aggregate grant date fair value of option awards granted in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation—Stock Compensation. These amounts do not necessarily correspond to the actual amounts that will be earned by the NEOs. For assumptions made in valuing these awards and related information with respect to options awards exercisable for Class A common stock, see note 2 to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2020.

(3)
Consists of (a) option awards exercisable for Class A common stock and (b) with respect to Dr. Wang, Mr. Wang, Ms. Feng and Mr. Chen in 2020, option awards exercisable for shares of ACM Research (Shanghai), Inc. See “—Grants of Plan-Based Awards” table below.

(4)	The amounts shown consist of housing subsidies.

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Narrative Explanation of the Summary Compensation Table
The compensation paid to our NEOs consists of the following components:
•	base salary;
•	discretionary-based cash bonuses;
•	long-term incentive compensation in the form of stock options; and
•	benefits consisting principally of housing subsidies.
Annual base salaries of our NEOs in 2020 were as follows: David Wang, $294,054; Mark McKechnie, $243,906; Jian Wang, $162,492; Lisa Feng, $169,172; and Fuping Chen, $103,871.
We enter into employment agreements with our employees located principally in the PRC, including each of our NEOs, other than U.S.-based Mark McKechnie, that contain an employment term and other statutorily required terms and conditions, but do not include compensatory terms. In addition, ACM Shanghai was a party to an employment agreement with Lisa Feng that was entered into as of January 8, 2018 and extended through January 7, 2021. This agreement contained provisions with respect to base salary, annual bonus eligibility and certain severance payments.
We do not have an established bonus policy for our NEOs. The compensation committee may decide, in its sole discretion, to reward NEOs with annual cash bonuses based on the achievement of individual NEO performance, our business performance (including revenues and profits, without specified targets), and development generally.
Historically, we have not typically granted stock options to NEOs on an annual basis. From time to time, however, we grant stock options, when appropriate, as the long-term incentive component of our compensation program. Our stock options allow our employees to purchase covered shares at a price equal to the fair market value on the date of grant. In some cases, we attach performance criteria to the vesting of the stock options. For 2020, the compensation committee approved option grants as discussed on page 33.

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Grants of Plan-Based Awards
The following table sets forth each grant of equity award made to the NEOs during the year ended December 31, 2020. All such equity awards were granted under our 2016 Omnibus Incentive Plan and vest over a three-year period commencing on the first anniversary of the grant date, except for performance-based equity awards which vest as described below in the footnotes to the Grant of Plan-Based Awards table.
		Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Option Awards: Number of Securities	Exercise or Base Price of Option	Grant Date Fair Value of Stock and
Name	Grant Date	Threshold (#)	Target (#)	Maximum (#)	Underlying Options (#)	Awards ($/Sh) (1)	Option Awards(2)
David H. Wang	January 1, 2020(3)	161,538	161,538	538,462	—	$1.89	$122,190
	March 20, 2020(4)(5)	181,799	363,599	545,399	545,399	22.07	4,841,485
Mark McKechnie	—	—	—	—	—	—	—
Jian Wang	January 1, 2020(3)	89,538	89,538	298,462	—	1.89	67,728
Lisa Feng	January 1, 2020(3)	78,000	78,000	260,000	—	1.89	59,001
	April 28, 2020(4)	—	—	—	10,000	38.26	166,808
Fuping Chen	January 1, 2020(3)	78,000	78,000	260,000	—	1.89	59,001
	July 28, 2020(4)(6)	10,000	20,000	20,000	20,000	85.27	734,156

(1)
The exercise price of each option equals (a) with respect to each award for Class A common stock, the grant date closing stock price, as reported on the NASDAQ stock exchange, and (b) with respect to each award for shares of ACM Research (Shanghai), Inc., the estimated fair market value determined by the board of directors of ACM Research (Shanghai), Inc., based on the purchase price of RMB 13 per share paid by private equity investors for shares of ACM Research (Shanghai), Inc. in 2019, which at the time reflected a significant premium to the market capitalization of stock of ACM Research, Inc.

(2)
This column represents the full grant date fair value of stock options under ASC 718 granted to each of the NEOs in the fiscal year ended December 31, 2020. Generally, the full grant date fair market value is the amount that we will expense in our financial statements over the award’s vesting period. Fair market value was calculated using the Black-Scholes value on the grant date. See the information appearing in Note 2 to our consolidated financial statements included as part of our Annual Report on Form 10-K for the year ended December 31, 2020 for certain assumptions made in the valuation of these awards for Class A common stock.

(3)
Option award for shares of ACM Research (Shanghai), Inc. Option exercisable, subject to vesting, to acquire shares of ACM Research (Shanghai), Inc. One-half of the option vests on January 1, 2023, generally subject to continued service and key financial metrics. The remaining half of the option vests on January 1, 2024, generally subject to continued service and key financial metrics. In each case, vesting is also contingent on the applicable NEO’s performance rating for the year prior to the applicable time-based vesting date, such that 100% of the option that would otherwise vest pursuant to the foregoing two sentences will vest if such performance rating is “excellent” or “good,” 80% if such performance rating is “medium,” 60% if such performance rating is “pass,” and 0% if such performance rating is below “pass.” All such options accelerate vesting upon a defined change in control of ACM.

(4)	Option award for shares of Class A common stock.
(5)
Performance-based option award pursuant to which one-third of the shares subject to the award vests and becomes exercisable upon an increase in our market capitalization of $1.0 billion, $2.0 billion and $3.0 billion, respectively, from the market capitalization of $553,383,586 on the grant date. An initial 181,799 shares vested and became exercisable on August 5, 2020, which was the first trading day as of which our market capitalization equaled or exceeded $1,553,383,586. The remaining shares will vest and become exercisable in two equal installments upon the first trading days, if any, on which our market capitalization equals or exceeds $2,553,383,586 and $3,553,383,586, respectively.

(6)
Performance-based option award pursuant to which one-half of the shares subject to the award vests and becomes exercisable upon our receipt of our first demo tool order from a specified semiconductor company and the other half vests and becomes exercisable upon the qualification of our first demo tool for such semiconductor company.

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Outstanding Equity Awards at December 31, 2020
The following table sets forth information regarding each unexercised option held by each of our NEOs as of December 31, 2020.
		Option Awards
Name		Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price($)	Option Expiration Date
David H. Wang	(1)(3)	100,001	—	—	$0.75	4/30/2021
	(1)(4)	400,000	—	—	1.50	4/30/2025
	(1)(5)	326,397	6,937	—	3.00	12/27/2026
	(1)(6)	20,833	29,167	—	16.81	4/22/2029
	(1)(7)	181,799	—	363,598	22.07	3/19/2030
	(2)(8)	—	—	538,462	1.89	12/31/2024
Mark McKechnie	(1)(9)	13,333	16,667	—	13.85	07/31/2028
	(1)(6)	5,000	17,500	—	16.81	04/22/2029
	(1)(10)	5,416	14,584	—	13.64	11/03/2029
Jian Wang	(1)(11)	23,333	16,667	—	13.85	7/31/2028
	(1)(6)	12,500	17,500	—	16.81	4/22/2029
	(2)(8)	—	—	298,462	1.89	12/31/2024
Lisa Feng	(1)(12)	3,123	2,784	—	5.60	11/1/2027
	(1)(13)	6,875	8,125	—	5.31	1/24/2028
	(1)(6)	10,416	14,584	—	16.81	4/22/2029
	(1)(10)	2,708	7,292	—	13.64	11/3/2029
	(1)(14)	—	10,000	—	38.26	4/27/2030
	(2)(8)	—	—	260,000	1.89	12/31/2024
Fuping Chen	(1)(5)	15,388	—	—	3.00	12/27/2026
	(1)(5)	46,667	—	—	3.00	12/27/2026
	(1)(13)	36,458	13,542	—	5.31	1/24/2028
	(1)(15)	3,332	6,668	—	16.00	8/3/2029
	(1)(16)	—	—	20,000	85.27	7/27/2030
	(2)(8)	—	—	260,000	1.89	12/31/2024
(1)	Option exercisable, subject to vesting, to acquire Class A common stock.
(2)
Option exercisable, subject to vesting, to acquire shares of ACM Research (Shanghai), Inc. Assumes threshold achievement. One-half of the option vests on January 1, 2023, generally subject to continued service and key financial metrics. The remaining half of the option vests on January 1, 2024, generally subject to continued service and key financial metrics. In each case, vesting is also contingent on the applicable NEO’s performance rating for the year prior to the applicable time-based vesting date, such that 100% of the option that would otherwise vest pursuant to the foregoing two sentences will vest if such performance rating is “excellent” or “good,” 80% if such performance rating is “medium,” 60% if such performance rating is “pass,” and 0% if such performance rating is below “pass.” All such options accelerate vesting upon a defined change in control of ACM.

(3)	Option was fully vested on May 1, 2011.
(4)
Option was granted on May 1, 2015. One quarter of the option vested and became exercisable on the first anniversary of the grant date, with the remaining three-quarters vesting and becoming exercisable in equal monthly installments over the following 36 months, subject to continued service through each vesting date. Option accelerates vesting upon a defined change in control of ACM

(5)
Option was granted on December 28, 2016. One quarter of the option vested and became exercisable on the first anniversary of the grant date, with the remaining three-quarters vesting and becoming exercisable in equal monthly installments over the following 36 months, subject to continued service through each vesting date. Option accelerates vesting upon a defined change in control of ACM

(6)
Option was granted on April 23, 2019. One quarter of the option vested and became exercisable on the first anniversary of the grant date, with the remaining three-quarters vesting and becoming exercisable in equal monthly installments over the following 36 months, subject to continued service through each vesting date. Option accelerates vesting upon a defined change in control of ACM.

(7)
Option was granted on March 20, 2020. An initial 181,799 shares vested and became exercisable on August 5, 2020, which was the first trading day as of which the Issuer's market capitalization equaled or exceeded $1,553,383,586. The remaining shares will vest and become exercise in two equal installments upon the first trading days, if any, on which the Issuer's market capitalization equals or exceeds $2,553,383,586 and $3,553,383,586, respectively.

(8)
Option was granted on January 1, 2020. Performance-based option award pursuant to which one-half of the shares subject to the award vests and becomes exercisable on the third anniversary of the grant date if ACM Shanghai’s operating income is not less than RMB1 billion for the year ending December 31, 2021, and the second half of the shares subject to the award vests and becomes exercisable on the fourth anniversary of the grant date if ACM Shanghai’s operating income is not less than RMB1.2 billion for the year ending December 31, 2022.

(9)
Option was granted on August 1, 2018. One quarter of the option vested and became exercisable on the first anniversary of the grant date, with the remaining three-quarters vesting and becoming exercisable in equal monthly installments over the following 36 months, subject to continued service through each vesting date. Option accelerates vesting upon a defined change in control of ACM.

(10)
Option was granted on November 4, 2019. One quarter of the option vested and became exercisable on the first anniversary of the grant date, with the remaining three-quarters vesting and becoming exercisable in equal monthly installments over the following 36 months, subject to continued service through each vesting date. Option accelerates vesting upon a defined change in control of ACM.

(11)
August 1, 2018. One quarter of the option vested and became exercisable on the first anniversary of the grant date, with the remaining three-quarters vesting and becoming exercisable in equal monthly installments over the following 36 months, subject to continued service through each vesting date. Option accelerates vesting upon a defined change in control of ACM.

(12)
Option was granted on November 2, 2017. One quarter of the option vested and became exercisable on the first anniversary of the grant date, with the remaining three-quarters vesting and becoming exercisable in equal monthly installments over the following 36 months, subject to continued service through each vesting date. Option accelerates vesting upon a defined change in control of ACM.

(13)
Option was granted on January 25, 2018. One quarter of the option vested and became exercisable on the first anniversary of the grant date, with the remaining three-quarters vesting and becoming exercisable in equal monthly installments over the following 36 months, subject to continued service through each vesting date. Option accelerates vesting upon a defined change in control of ACM.

(14)
Option was granted on April 28, 2020. One quarter of the option vested and became exercisable on the first anniversary of the grant date, with the remaining three-quarters vesting and becoming exercisable in equal monthly installments over the following 36 months, subject to continued service through each vesting date. Option accelerates vesting upon a defined change in control of ACM.

(15)
Option was granted on August 4, 2019. One quarter of the option vested and became exercisable on the first anniversary of the grant date, with the remaining three-quarters vesting and becoming exercisable in equal monthly installments over the following 36 months, subject to continued service through each vesting date. Option accelerates vesting upon a defined change in control of ACM.

(16)
Option was granted on July 28, 2020. Performance-based option award pursuant to which one-half of the shares subject to the award vests and becomes exercisable upon our receipt of our first demo tool order from a specified semiconductor company and the other half vests and becomes exercisable upon the qualification of our first demo tool for such semiconductor company.

For information regarding the vesting acceleration provisions applicable to the options held by our NEOs, please see “Compensation Discussion and Analysis—Potential Change in Control Benefits” below.

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2020 Equity Award Exercises and Stock Vested
The following table provides information regarding the exercise by the NEOs of vested options during the year ended December 31, 2020. All options were exercised for Class A common stock.
	Option Awards
Name	Number of Shares Acquired on Exercise (#)(1)	Value Realized on Exercise ($)
David H. Wang	168,436	$15,239,844
Mark McKechnie	17,500	1,038,329
Jian Wang	33,334	1,915,705
Lisa Feng	18,817	1,031,618
(1) Amount shown is net of the 1,564 shares surrendered in payment of the exercise price.

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Potential Payments Upon Termination or Change in Control
Our option awards granted under our 2016 Omnibus Incentive Plan to employees, including NEOs, provide for acceleration upon a change in control, excluding the performance-based stock option granted to David Wang on March 20, 2020. Except for those option arrangements, none of our NEOs is party to a currently effective contract or other arrangement that provides for the acceleration or payment of any benefits in the event of a change in control of our company or the termination of the NEO’s employment, whether or not the termination occurs within a specified time period after the occurrence of a change in control.
NEOs based in the PRC, who include all NEOs other than U.S.-based Mark McKechnie, may be entitled to statutory severance as required by applicable law. The amounts below assume a triggering event occurred on December 31, 2020.
Name	Termination Without Cause($)(1)	Termination Upon Change in Control($)	Change in Control Without Termination or Death or Disability($)	Value of Equity Award Accelerations ($)
David H. Wang	$62,968	$40,064,250	$40,127,219	$2,422,342

Mark McKechnie	—	4,824,100	4,824,100	3,237,080

Jian Wang	56,875	4,629,200	4,686,075	2,251,056

Lisa Feng	14,219	4,302,965	4,317,183	2,690,327

Fuping Chen	44,687	9,305,304	9,349,911	1,463,466

(1)	Consists of PRC statutory required severance.

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Equity Compensation Plan Information
The following table provides information as of December 31, 2020 with respect to shares of Class A common stock that may be issued under our equity plans and standalone option grants:
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans(1) (c)
Equity compensation plans approved by stockholders(2)	2,994,444	$13.95	591,332
Equity compensation plans not approved by stockholders(3)	1,033,005	1.35	—
Totals	4,027,449	$10.72	591,332
(1)
Consists of shares of Class A common stock available at December 31, 2020 for awards under our 2016 Omnibus Incentive Plan. Excludes securities reflected in column (a). Under the terms of the 2016 Omnibus Incentive Plan, 747,971 shares became available for grant effective as of January 1, 2021.

(2)	Consists of awards issued or issuable under our 2016 Omnibus Incentive Plan and 1998 Stock Option Plan.
(3)	Consists of non-qualified stock option agreements granted between 2007 and 2015 outside of any equity incentive plan.
CEO Pay Ratio
As required by applicable SEC rules, we are providing the following information about the relationship of the annual total compensation of our median compensated employee and the annual total compensation of David Wang, our chief executive officer as of December 31, 2020, or our CEO. For 2020, our last completed fiscal year:
•	the annual total compensation of our median compensated employee (other than our CEO) was $18,075; and
•	the annual total compensation of our CEO, for the purposes of this disclosure, was $5,369,089.
Based on this information, for 2020 the ratio of the annual total compensation of our CEO to the annual total compensation of our median compensated employee was 297 to 1.
We took the following steps to identify our median compensated employee, as well as to determine the annual total compensation of our median employee and our CEO.
1.
We determined that, as of December 31, 2020, our employee population consisted of 543 individuals. This population consisted of our full-time, part-time and temporary employees employed with us as of the determination date.

2.
To identify the “median employee” from our employee population, we aggregated for each applicable employee, other than our CEO, (a) annual base salary (or hourly rate multiplied by estimated work schedule, for hourly employees), (b) the bonus amount earned for 2020, which was paid out in early 2021, and (c) the grant date fair value of equity awards granted in 2020. Once aggregated, we ranked this compensation measure for our employees from lowest to highest and selected the median employee.

3.
For the annual total compensation of our median employee, we identified and calculated the elements of that employee’s compensation for 2020 in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K of the SEC, resulting in annual total compensation of $18,075.

The pay ratio reported above is a reasonable estimate calculated in a manner consistent with SEC rules based on our internal records and the methodology described above. SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions reflecting their employee populations and compensation practices. The pay ratios reported by other companies may not be comparable to the pay ratio reported above, as those companies have different employee populations and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their pay ratios.

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Compensation Discussion and Analysis
This Compensation Discussion and Analysis explains our executive compensation program as it relates to our NEOs, whose compensation information is presented in the following tables and discussion in accordance with SEC rules:
Fiscal Year 2020 NEOs
Named Executive Officer	Position(s)
David H. Wang	Chief Executive Officer and President
Mark McKechnie	Chief Financial Officer and Treasurer
Jian Wang	Chief Executive Oﬃcer and President, ACM Research (Shanghai), Inc.
Lisa Feng	Chief Financial Officer, ACM Research (Shanghai), Inc.
Fuping Chen	Vice President, Sales—China, ACM Research (Shanghai), Inc.
We are committed to sound NEO compensation policies and practices, as follows:
•	prohibition on hedging, pledging, and short sales;
•	no retirement vesting of equity awards;
•	no pension or related benefits, except as required by law in jurisdictions outside of the United States;
•	no significant perquisites;
•	independent compensation consultant; and
•	no tax gross ups for golden parachute taxes.
Executive Summary
Company Description
We supply advanced, innovative capital equipment developed for the global semiconductor industry. Our corporate office is located in Fremont, California, and we conduct our business operations principally through our subsidiary ACM Research (Shanghai), Inc., or ACM Shanghai. We have more than 500 employees globally, most of whom — including most of our NEOs — are based in the PRC. As a result of our significant PRC operations, many of our compensation practices reflect market practices in the PRC, although we expect those practices to evolve as we continue to broaden our operations into additional countries.
Key 2020 Compensation Items
As further described below, in 2020, unlike prior years, we granted the following equity awards in order to closely align the interests of our executives with those of our stockholders, to provide our executives with incentives linked to long-term performance, and to foster an ownership culture among executives:
•	performance-based stock options to David Wang and Fuping Chen to acquire shares of Class A common stock; and
•	performance-based stock options to each of our NEOs, other than Mr. McKechnie, to acquire shares of ACM Shanghai.
Executive Compensation Philosophy and Design
Compensation Philosophy
We have designed, and intend to modify as necessary, our NEO compensation program and philosophy to attract, retain and incentivize talented, qualified and committed NEOs by offering compensation, as described below, that reflects competitive market practices in the jurisdictions in which we operate and as adjusted for individual NEO factors and circumstances. As our needs evolve and as we continue to broaden our operations outside the PRC, we will continue to evaluate our NEO compensation program and philosophy, as circumstances may require.

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Except as specifically described herein, the compensation committee does not affirmatively set out in any given year, or with respect to any given NEO, to apportion compensation in any specific ratio among the various categories of compensation (that is, between short- and long-term compensation or between non-performance-based and performance-based compensation). Rather, the compensation committee uses the philosophy described above, and the factors described for each category in the discussion that follows, as a guide in assessing the proper allocation among those categories. In addition, except as specifically described herein, the compensation committee does not affirmatively set out in any given year, or with respect to any given NEO, to apportion cash and equity compensation in any specific ratio. Rather, the compensation committee uses the philosophy described above, and the factors described below, as a guide in assessing the proper allocation between cash and equity awards. The compensation committee also does not “benchmark” compensation. Rather, the compensation committee makes adjustments based on the philosophy described above and considers competitive market practices in the jurisdictions in which we operate as one factor in its deliberations. The compensation committee does not target the elements of our compensation program at any specific level or percentile within a “peer group.” Rather than rely on a specific formula‑based model, the compensation committee believes that retaining discretion to assess the overall performance of NEOs gives the compensation committee the ability to more accurately reflect individual contributions that cannot be absolutely quantified. As noted above, as our needs evolve and as we continue to broaden our operations outside the PRC, we will continue to evaluate our NEO compensation program and philosophy as circumstances require.
Role of Compensation Committee
The compensation committee periodically reviews, reassesses, and if the compensation committee deems necessary, updates our NEO compensation and compensation philosophy. The compensation committee’s responsibilities include:
•	periodically reviewing NEO compensation to assess its efficacy and to determine whether the nature and terms such compensation is proper in furthering ACM’s strategic plans and objectives;
•
administering our NEO cash incentive compensation plans and equity-based plans, including the designation of NEOs to whom awards are to be granted, the type and amount of award to be granted, and the terms and conditions applicable to each award;

•	reviewing and approving the policies and procedures for the grant of NEO equity-based awards by our company and ACM Shanghai, including grant-timing practices;
•
annually reviewing with the Lead Director the corporate and individual goals relevant to the chief executive officer’s performance, the performance of the chief executive officer for the prior year, and approving the chief executive officer’s compensation based on the results of the evaluation performed by the compensation committee; and

•
annually reviewing with the Lead Director and recommendations of our chief executive officer, the performance of our other NEOs in light of our NEO compensation goals and objectives and approving the compensation packages and compensation payouts for such individuals.

Role of Management
From time to time, our chief executive officer may develop recommendations for the compensation of our NEOs (other than himself) related to base salaries, annual cash incentive opportunities, equity award opportunities, and the criteria upon which these award opportunities may be earned.
From time to time, our chief executive officer may attend compensation committee meetings at the request of the compensation committee but leaves the meetings for any deliberations related to and decisions regarding his own compensation.

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Role of Independent Compensation Consultant
For 2020 the compensation committee retained Radford, which is part of the Rewards Solutions practice at Aon plc, as its independent outside compensation consultant to assist with reviewing selected NEO compensation. The compensation committee has the sole discretion to retain or replace Radford. The compensation committee believes that working with an independent compensation consultant furthers our objectives to recruit and retain qualified executives, align executive interests with those of stockholders, and ensure that executive compensation packages will appropriately motivate and reward ongoing achievement of business goals. The compensation committee has assessed the relationships among Radford, the compensation committee, our company and our executive officers for independence and conflicts of interest. In this assessment, the compensation committee reviewed the criteria set forth in Section 240.10C-1(b)(4)(i)-(vi) of the Code of Federal Regulations and such other criteria as it deemed appropriate. The compensation committee did not identify any conflicts of interest with the engagement of Radford. Additionally, Radford provided documented assurances that their relationship meets the independence standards, and no conflicts of interest were identified.
Advisory Vote on Executive Compensation
We submit to our stockholders on a tri-annual basis a proposal for a (non-binding) advisory vote, known as a “say-on-pay” vote, to approve the compensation of our NEOs. The compensation committee considers the outcome of this vote, among other things, when evaluating our compensation principles, designs and practices. At our 2018 Annual Meeting, our stockholders expressed strong support for our compensation program for named executive officers in 2017, with 99.8% of shares voted cast in favor of approval of the compensation program. The compensation committee will continue to consider stockholder feedback and the results of say-on-pay votes when making future compensation decisions.
Stockholder Outreach
We are committed to year-round, meaningful engagement with our stockholders. We prioritize the different perspectives and issues raised by our stockholders by incorporating them into the business and strategy decisions of the board of directors. In 2020 we discussed a wide range of topics, including NEO compensation, with stockholders. We did not make any changes to NEO compensation in 2020 based on those discussions. Our engagement initiatives will continue in 2021 with outreach to our stockholders.
Assessment of Compensation Risk
We review our compensation programs for employees generally and have concluded that these programs do not create risks that are reasonably likely to have a material adverse effect on our company. We believe that our compensation program helps ensure performance is focused on long-term stockholder value creation and does not encourage short-term risk taking at the expense of long-term results.
Pay Components
Our NEO compensation program involves regular review of compensation elements for NEOs, including whenever there is a change in roles or responsibilities of a NEO or a new NEO joins our company. Our NEO compensation program design uses a mix of annual and long-term components and a mix of cash and equity components. Our NEO compensation program includes base salary, annual cash bonus opportunities, long-term equity awards and promotion awards when necessary.

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Overview of Compensation Components
Pay Element	Payment Vehicle	Purpose/Design
Base Salary	Fixed cash payment	Attracts, retains and rewards NEOs, and provides NEOs with fixed compensation based on their performance and contributions
Bonus	Variable cash bonus
We do not have an established bonus policy for our NEOs; the compensation committee may decide, in its sole discretion, to reward NEOs with annual cash bonuses based on individual NEO performance, our business performance generally and, in certain circumstances, achievement of specific business objectives

Long-Term Equity Awards	Stock options	Directly ties individual performance to long-term appreciation of our common stock price, rewards NEOs for strong company performance, and aligns the interests of NEOs with those of our stockholders
Base Salary
The compensation committee regularly considers the base salaries of the NEOs as part of its overall compensation review process and may make changes to such base salaries to reflect competitive market practices in the jurisdictions in which we operate and to adjust for individual NEO performance. Based on the foregoing, for 2020 the compensation committee approved base salaries as set forth below:
Named Executive Officer	Annual Base Salary 2019	Annual Base Salary 2020	Percent Increase
David H. Wang	$229,742	$294,054	28.0%
Mark McKechnie	232,424	243,906	4.9
Jian Wang	139,241	162,492	16.7
Lisa Feng	159,673	169,172	5.9
Fuping Chen	90,603	103,871	14.6
Annual Cash Bonus Program
We do not have an established bonus policy for our NEOs. The compensation committee may decide, in its sole discretion, to reward NEOs with annual cash bonuses based on the achievement of individual NEO performance, our business performance (including revenues and profits, without specified targets), and development generally. Based on the foregoing considerations, for 2020 the compensation committee approved the following bonuses:
Named Executive Officer	Bonus
David H. Wang	$95,700
Mark McKechnie	—
Jian Wang	55,100
Lisa Feng	43,500
Fuping Chen	95,700
For Mr. McKechnie, because he received a stock option grant in 2019 and because the compensation committee intended but did not implement a bonus plan for him based on specific business objectives, he did not receive an annual cash bonus for 2020.
Long-Term Incentive Program
Historically we have not typically granted stock options to NEOs on an annual basis. From time to time, however, we grant stock options, when appropriate, as the long-term incentive component of our compensation program. Our stock options allow our employees to purchase covered shares at a price equal to the fair market value on the date of grant. In some cases, we attach performance criterial to the vesting of the stock options. For 2020 the compensation committee approved option grants as set forth below:
	Stock Options Exercisable for
	Shares of Class A Common Stock		ACM Shanghai Shares
Named Executive Officer	#	Grant Date	#	Grant Date
David H. Wang	545,399	March 20, 2020	538,462	January 1, 2020
Mark McKechnie	—	—	—	—
Jian Wang	—	—	298,462	January 1, 2020
Lisa Feng	10,000	April 28, 2020	260,000	January 1, 2020
Fuping Chen	20,000	July 28, 2020	260,000	January 1, 2020

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To closely align his interests with our stockholders, to provide him with incentives linked to long-term performance, and to foster an ownership culture among executives, we granted a performance-based stock option to David Wang on March 20, 2020 covering Class A common stock. This performance-based stock option is subject to performance conditions linked to our market capitalization, which totaled $553,383,586 on the date the option was granted. The option vests and becomes exercisable as follows, in each case generally subject to Dr. Wang’s continued service through the vesting date:
•	one-third of the covered shares vested as of October 1, 2020, which was the first trading day on which our market capitalization equaled or exceeded $1,553,383,586;
•	one-third of the covered shares will vest as of the first trading day on which our market capitalization equals or exceeds $2,553,383,586; and
•	one-third of the covered shares will vest as of the first trading day on which our market capitalization equals or exceeds $3,553,383,586.
To achieve specified business objectives and to foster an ownership culture among executives, we granted a performance-based stock option grant to Fuping Chen on July 28, 2020 covering Class A common stock. This performance-based stock option is subject to performance conditions described below and vests and becomes exercisable as follows, in each case generally subject to Mr. Chen’s continued service through the vesting date and subject to accelerated vesting in full upon the occurrence of a defined change in control of our company:
•	10,000 shares will vest upon our receipt of our first demo tool order from a specified major semiconductor company; and
•	10,000 shares will vest upon the qualification of our first demo tool for a specified major semiconductor company.
For options covering ACM Shanghai stock, one-half of the option vests on January 1, 2023, generally subject to continued service and key financial metrics. The remaining half of the option vests on January 1, 2024, generally subject to continued service and key financial metrics. In each case, vesting is also contingent on the applicable NEO’s performance rating for the year prior to the applicable time-based vesting date, such that 100% of the option that would otherwise vest pursuant to the foregoing two sentences will vest if such performance rating is “excellent” or “good,” 80% if such performance rating is “medium,” 60% if such performance rating is “pass,” and 0% if such performance rating is below “pass.” All such options accelerate vesting upon a defined change in control of ACM.

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Hedging and Pledging Prohibitions
Under our Insider Trading Policy, employees and directors, as well as their family members, including our NEOs, may not hedge or pledge any ACM securities that they hold directly. An exception to this prohibition may be granted where a person wishes to pledge ACM securities as collateral for a loan (not including margin debt) and clearly demonstrates the financial capacity to repay the loan without resort to the pledged securities. Any employee (including each NEO) or director, as well as their family members, who wishes to pledge ACM securities as collateral for a loan must submit a request for approval to the chief financial officer at least two weeks prior to the proposed execution of documents evidencing the proposed pledge, except that any proposed pledge by the chief financial officer must be submitted to and either approved or prohibited by the chief executive officer.
Clawbacks
Under our 2016 Omnibus Incentive Plan, all awards, amounts or benefits received or outstanding under the plan are subject to clawback, cancellation, recoupment, rescission, payback, reduction or other similar action in accordance with the terms of any clawback or similar policy we may adopt, or any applicable law related to such actions, as may be in effect from time to time. We have not adopted any clawback or similar policy to date.
Other Benefits
Our PRC-based NEOs, which include all NEOs except U.S.-based Mark McKechnie, are generally eligible to participate in our health and welfare programs and retirement plans on the same basis as other PRC employees.
Perquisites
We provide PRC-based members of senior management, including PRC-based NEOs, with an allowance for housing, which the compensation committee views as an essential tool to recruit and retain talented NEOs and which is an element of compensation commonly provided by international companies operating in China. In 2020 the following NEOs received a housing allowance: David Wang ,Fuping Chen, Jian Wang and Lisa Feng. For additional information, see “Executive Compensation—Summary Compensation Table” above.
Employment Agreements
We enter into employment agreements with our employees located principally in the PRC, including all of our NEOs other than U.S.-based NEO Mark McKechnie, that contain an employment term and other statutorily required terms and conditions but do not include compensatory terms. In addition, ACM Shanghai was a party to an employment agreement with Lisa Feng that was entered into as of January 8, 2018 and extended through January 7, 2021. The agreement contained provisions with respect to base salary, annual bonus eligibility and certain severance payments.
Potential Payments Upon Termination or Change in Control
Our option awards granted under our 2016 Omnibus Incentive Plan to employees, including NEOs, provide for acceleration upon a change in control, excluding the performance-based stock option granted to David Wang on March 20, 2020. Except for those option arrangements, none of our NEOs is party to a currently effective contract or other arrangement that provides for the acceleration or payment of any benefits in the event of a change in control of our company or the termination of the NEO’s employment, whether or not the termination occurs within a specified time period after the occurrence of a change in control.
NEOs based in the PRC, who include all NEOs other than U.S.-based Mark McKechnie, may be entitled to statutory severance as required by applicable law.

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Internal Revenue Code Section 162(m) Considerations
Internal Revenue Code Section 162(m) limits the deductibility of compensation in excess of $1 million paid to any one NEO in any calendar year. Under the tax rules in effect before 2018, compensation that qualified as “performance-based” under Section 162(m) was deductible without regard to this $1 million limit. However, the Tax Cuts and Jobs Act, which was signed into law December 22, 2017, eliminated this performance-based compensation exception effective January 1, 2018, subject to a special rule that “grandfathers” certain awards and arrangements that were in effect on or before November 2, 2017. Moreover, from and after January 1, 2018, compensation awarded in excess of $1 million to our NEOs generally will not be deductible. While Section 162(m) limits the deductibility of compensation paid to the NEOs, the compensation committee will design compensation programs that are intended to be in the best long-term interests of our company and stockholders, with deductibility of compensation being one of a variety of considerations taken into account.
Internal Revenue Code Sections 280G and 409A
We have not provided or committed to provide any NEO with a gross-up or other reimbursement for tax amounts the executive might pay pursuant to Section 280G or Section 409A of the Internal Revenue Code. Section 280G and related sections of the Internal Revenue Code provide that an executive officer and certain persons who hold significant stockholder interests and certain other service providers could be subject to significant additional taxes if they receive payments or benefits in connection with a change in control that exceeds certain limits, and that we or our successor could lose a deduction on the amounts subject to the additional tax. Section 409A also imposes additional significant taxes on the individual in the event that an executive officer, director or service provider of certain types receives “deferred compensation” that does not meet the requirements of Section 409A.
Accounting for Stock-Based Compensation
We follow the Financial Accounting Standard Board’s Accounting Standards Codification Topic 718 for our stock-based compensation awards, which requires us to measure the compensation expense for all share-based awards made to our employees and members of our Board, based on the grant date “fair value” of these awards. This calculation is performed for accounting purposes and reported in the executive compensation tables required by the federal securities laws, even though the recipient of the awards may realize no value from their awards.
Report of the Compensation Committee
The compensation committee of the board of directors has reviewed and discussed with management the section entitled “Compensation Discussion and Analysis” required by Item 402(b) of Regulation S-K and, based on such review and discussions, the compensation committee has recommended to the board that the section entitled “Compensation Discussion and Analysis” be included in this Proxy Statement and incorporated by reference into the Annual Report on Form 10-K of ACM Research, Inc. for the fiscal year ended December 31, 2020.
Respectfully submitted by the members of the Compensation Committee:
Haiping Dun (Chair)
Tracy Liu

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Proposal — Amendment to Certificate of Incorporation
Charter Amendment Generally
The board of directors has adopted, subject to stockholder approval, amendments to our certificate of incorporation that we refer to collectively as the Charter Amendment. The Charter Amendment would:
•
Increase the aggregate number of shares of Class A common stock, or Class A Common, that we are authorized to issue from 50,000,000 to 150,000,000, with 60,000,000 of the 100,000,000 additional authorized shares being available for issuance only as dividends on outstanding shares of Class A Common; and

•
increase the aggregate number of shares of Class B common stock, or Class B Common, that we are authorized to issue from 2,409,738 to 5,307,816, with all of the authorized but unissued shares of Class B Common being available for issuance only as dividends on outstanding shares of Class B Common.

The Charter Amendment would also remove a now-obsolete provision related to the automatic conversion of Class B Common into Class A Common. Under the dual class structure of common stock created in our certificate of incorporation, Class A Common has one vote per share and Class B Common has twenty votes per share. Class B Common is convertible into Class A Common in circumstances specified in our certificate of incorporation. The terms of our certificate of incorporation currently state that all outstanding shares of Class B Common would convert automatically into shares of Class A Common, on a one for one basis, upon the first December 31 occurring in or after 2022 as of which the “October Market Cap” (as defined) for the immediately preceding month of October exceeds $1.0 billion, provided that no such automatic conversion will ever occur if the October Market Cap for the month of October in any year from 2018 through 2021 exceeds $1.0 billion. For these purposes, the “October Market Cap” was $1.2 billion as of October 2020, and as a result, no automatic conversion of Class B Common into Class A Common will ever occur under the above-described provisions. The Charter Amendment, if approved, would remove this now-obsolete provision for simplicity and clarity.
As of April 8, 2021, the record date for the Annual Meeting, 17,263,562 shares of Class A Common and 1,769,272 shares of Class B Common were outstanding. As of such date, (a) 3,782,942 shares of Class A Common were reserved for issuance pursuant to outstanding options, (b) an additional 2,338,272 shares of Class A Common were reserved for issuance under our 2016 Omnibus Incentive Plan, (c) 242,681 shares of Class A Common were reserved for issuance pursuant to an outstanding warrant, and (d) 1,769,272 shares of Class A Common were reserved for issuance upon conversion of Class B Common. Accordingly, we currently have only approximately 1,220,531 shares of Class A Common that are available for future issuance (other than in accordance with outstanding securities and plans). Under our certificate of incorporation , no authorized but unissued shares of Class B Stock may be issued for any purpose.
The full text of the Charter Amendment, marked to show the proposed deletions and insertions, is set forth in Appendix A to this Proxy Statement. The general description of provisions of our certificate of incorporation and the Charter Amendment set forth herein are qualified in their entirety by reference to the text of Appendix A. If stockholders approve the Charter Amendment, we will file a Certificate of Amendment that includes only those amendments that were approved by the stockholders with the Secretary of State of the State of Delaware following the Annual Meeting. The Certificate of Amendment will become effective upon acceptance of the filing by the Secretary of State of the State of Delaware.
Purpose and Effect of Authorized Share Increases
The principal purpose of the Charter Amendment is to increase the total number of shares of Class A Common that we are authorized to issue from 50,000,000 to 150,000,000, with 60,000,000 shares of Class A Common to be reserved for issuance exclusively in connection with dividends on Class A Common, and to increase the total number of shares of Class B Common that we are authorized to issue from 2,409,738 to 5,307,816, with all authorized but unissued shares of Class B Common to be reserved for issuance only in connection with dividends on Class B Common. As a result, the number of shares of common stock authorized for issuance would increase from an aggregate of 52,409,738 shares of common stock to 155,307,816 shares of common stock.

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We do not believe that the number of currently authorized shares of Class A Common available for future issuance provides us with the necessary flexibility to be able to continue to grow our company and operations in 2021 and future years. The board of directors believes that the proposed Charter Amendment is advisable and in the best interests of our company and stockholders in order to maintain our flexibility in considering and planning for future corporate needs in today’s competitive and fast-changing environment. Additionally, we believe that an increase in the number of authorized shares of Class A Common will give us greater flexibility in the future by allowing us to take any one or a combination of the following general corporate initiatives to support our growth plans:
•	raise additional capital through Class A Common offerings;
•	provide equity incentives to attract or retain employees, officers, or directors;
•	acquire businesses, technologies, product franchises, or other assets through acquisition activity using Class A Common as consideration;
•	issue share dividends on our Class A and Class B Common; or
•	issue Class A Common for other corporate purposes.
Without an increase in the number of authorized shares of Class A Common, the number of remaining shares of Class A Common may be insufficient to complete one or more of the above transactions when and if the board deems it advisable and in the best interests of our company and stockholders to do so. We believe that having the additional authorized shares of Class A Common available for issuance, upon approval of the board, will be beneficial to our company and stockholders by allowing us to promptly consider and respond to future business opportunities as they arise, including in relation to acquisition opportunities. Due to market, industry and other factors, the delay involved in calling and holding a stockholder meeting to approve an increase in authorized shares at the time a business opportunity presents itself may prevent us from timely pursuing that opportunity, or may significantly adversely affect the economic or strategic value of that opportunity.
We currently have no specific plans, arrangements, or understandings to issue additional shares of Class A Common, except for issuances (i) pursuant to the exercise of outstanding options to purchase shares of Class A Common, (ii) under the 2016 Omnibus Incentive Plan, (iii) pursuant to the exercise of an outstanding warrant, and (iv) upon conversion of Class B Common.
While we have allocated shares of Class A Common to be reserved for use exclusively in connection with dividends on Class A Common and all of the authorized but unissued shares of Class B Common to be reserved for use only in connection with dividends on Class B Common, we currently have no specific plans, arrangements or understandings to issue a stock dividend. We continually evaluate our capital structure and may consider a stock dividend if, among other things, market conditions are favorable or there is a favorable business opportunity for the company.
The proposed Charter Amendment will not affect the rights of existing stockholders of Class A Common or Class B Common, except to the extent that future issuances of common stock (which, in the case of Class B Common, would be limited to dividends on Class B Common), including the additional shares that would be authorized if the proposed Charter Amendment is approved, may dilute the current equity ownership position of current holders of common stock and may be made without further stockholder approval, unless otherwise required by applicable laws or stock exchange regulations.
Although the board is motivated by business and financial considerations in proposing this Charter Amendment, stockholders should be aware that the Charter Amendment could be viewed as an anti-takeover provision. This proposed Charter Amendment, if approved, might discourage an attempt by a third party to gain control of us by acquiring a substantial number of shares of Class A Common in order to complete a merger, sale of all or any part of our assets, or similar transactions, because the issuance of new shares could be used to dilute the stock ownership of that third party.

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Any newly authorized shares of Class A Common and Class B Common that would be authorized by the approval of this proposed Charter Amendment will be equal in rank and have the same voting, dividend and liquidation rights to the shares of Class A Common and Class B Common, respectively, now outstanding. If the proposed Charter Amendment is approved, it will become effective upon the filing of a certificate of amendment to our certificate of incorporation with the Secretary of State of the State of Delaware.
Currently, our certificate of incorporation authorizes us to issue 10,000,000 shares of preferred stock. No other class of capital stock of the company is authorized. We are not proposing, and the proposed Charter Amendment will not result in, any change to our authorized preferred stock.
The board of directors recommends a vote
FOR
the amendment to our certificate of incorporation.

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Proposal — Ratification of Appointment of Independent Auditor for 2021
Appointment of Independent Auditor by Audit Committee
The audit committee annually evaluates the performance of our independent auditor, including the senior audit engagement team, and determines whether to reengage the current independent auditor or consider other audit firms.
This year the audit committee has approved the retention of BDO China Shu Lun Pan Certified Public Accountants LLP, or BDO, as our independent auditor to report on our consolidated financial statements and the effectiveness of our internal control over financial reporting for the year ending December 31, 2021. Factors considered by the audit committee in deciding whether to retain BDO included:
•	BDO’s global capabilities;
•	BDO’s technical expertise and knowledge of our global operations and industry;
•	the quality and candor of BDO’s communications with the audit committee and management;
•	the quality and efficiency of the services provided by BDO, including input from management on BDO’s performance;
•	BDO’s objectivity and professional skepticism;
•	external data on audit quality and performance ;
•	BDO’s use of technology to aid in audit efficiency;
•	BDO’s independence, how effectively BDO demonstrated its independent judgment, and the controls and processes in place that help ensure BDO’s independence;
•	the appropriateness of BDO’s fees; and
•
the potential impact of proposed legislation and exchange regulations regarding audits by an accounting firm, such as BDO, with a branch or office located in a foreign jurisdiction, such as the PRC, that the Public Company Accounting Oversight Board is unable to inspect or investigate due to a position taken by an authority in the foreign jurisdiction.

Proposed Ratification of Independent Auditor
The audit committee is responsible for the appointment, retention, termination, compensation and oversight of the work of our independent registered public accounting firm for the purpose of preparing or issuing an audit report or related work. Although ratification of the appointment of our independent auditor is not required by our bylaws or otherwise, the board of directors is submitting the appointment of BDO to our stockholders for ratification because we value the views of our stockholders.
The audit committee considers BDO to be well qualified. In the absence of contrary specification, the proxy holders will vote proxies received in response to this solicitation in favor of ratification of the appointment. In the event that stockholders fail to ratify the appointment of BDO, the audit committee will reconsider the appointment of BDO. Even if the appointment is ratified, the ratification is not binding and the audit committee may in its discretion select a different independent auditor at any time during the year if it determines that such a change would be in the best interests of our company and stockholders.
Representatives of BDO are expected to be present at the Annual Meeting and will have an opportunity to make a statement, if they desire.

The board of directors recommends a vote
FOR
the ratification of the appointment of BDO as our independent auditor for 2021.

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Accounting Matters
Principal Independent Auditor Fees
The following table sets forth the aggregate fees billed to us by BDO for professional services rendered for the years ended December 31, 2020 and 2019:
	2020	2019
Audit Fees(1)	$479,225	$293,725
Audit-related Fees(2)	$410,350	$167,120
Total	$889,575	$463,020
(1)
Includes services relating to the audit of the annual consolidated financial statements, review of quarterly consolidated financial statements, statutory audits, comfort letters, and consents and review of documentation filed with SEC-registered and other securities offerings.

(2)	Includes services relating to the audit of the financial statements of ACM Shanghai in connection with its proposed initial public offering on the Shanghai Stock Exchange’s Sci-Tech innovAtion boaRd.
Audit Committee Pre-Approval Policies and Procedures
The audit committee has adopted a policy that requires the audit committee or a member of the audit committee to pre-approve all engagements with our independent auditor. These services include audit services, audit-related services and tax services. Each year, the audit committee must approve the independent auditor’s retention to audit our financial statements, subject to ratification by the stockholders. The audit committee also approves the estimated fees associated with the audit before the audit begins. The audit committee or a member of the audit committee also pre-approves any engagement of an auditing firm other than the independent auditor to perform a statutory audit for any of our subsidiaries.
Report of the Audit Committee
The Audit Committee of the Board of Directors consists entirely of members who meet the independence requirements of the listing standards of Nasdaq and the rules and regulations of the SEC, as determined by the board. The Audit Committee is responsible for providing independent, objective oversight of the financial reporting processes and internal controls of ACM Research, Inc., or ACM. The Audit Committee operates under a written charter approved by the board. A copy of the current charter is available at media.corporate-ir.net/media_files/IROL/25/254659/acm-ac-charter-final.pdf.
Management is responsible for ACM’s system of internal control and financial reporting processes, for the preparation of consolidated financial statements in accordance with U.S. generally accepted accounting principles and for the annual report on ACM’s internal control over financial reporting. The independent auditor is responsible for performing an independent audit of ACM’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board, or PCAOB, and for issuing a report on the financial statements and the effectiveness of ACM’s internal control over financial reporting. The Audit Committee’s responsibility is to monitor and oversee these processes. In performing its functions, the Audit Committee acts only in an oversight capacity and necessarily relied on the work and assurances of management, the internal audit group, and the independent auditor. Audit Committee members do not serve as professional accountants or auditors for ACM, and their functions are not intended to duplicate or certify the activities of ACM’s management or independent auditor.
Consistent with its monitoring and oversight responsibilities, the Audit Committee met with management and BDO Shu Lun Pan, LLC, or BDO, the independent auditor of ACM, to review and discuss the December 31, 2020 audited consolidated financial statements. Management represented that ACM had prepared the consolidated financial statements in accordance with U.S. generally accepted accounting principles. The Audit Committee discussed with BDO the matters required by the PCAOB in accordance with Auditing Standard No. 1301, “Communications with Audit Committees.”

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The Audit Committee received from BDO the written communication that is required by PCAOB Rule 3526, “Communication with Audit Committees Concerning Independence,” and the Audit Committee discussed with BDO that firm’s independence. The Audit Committee also considered whether BDO’s provision of non-audit services and the audit and non-audit fees paid to BDO were compatible with maintaining that firm’s independence. On the basis of these reviews, the Audit Committee determined that BDO has the requisite independence.
Management completed the documentation, testing and evaluation of ACM’s system of internal control over financial reporting as of December 31, 2020 as required by Section 404 of the Sarbanes-Oxley Act of 2002. The Audit Committee received periodic updates from management and BDO at Audit Committee meetings throughout the year and provided oversight of the process. Prior to filing ACM’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, or the Form 10-K, with the SEC, the Audit Committee also reviewed management’s report on the effectiveness of ACM’s internal control over financial reporting contained in the Form 10-K, as well as the Report of Independent Registered Public Accounting Firm provided by BDO and also included in the Form 10-K. BDO’s report included in the Form 10-K related to its audit of ACM’s consolidated financial statements.
Based upon the Audit Committee’s discussions with management and BDO and the Audit Committee’s review of the information provided by, and the representations of, management and BDO, the Audit Committee recommended to the board that the audited consolidated financial statements as of and for the year ended December 31, 2020 be included in BDO’s Annual Report on Form 10-K for the year ended December 31, 2020. The Audit Committee selected BDO as ACM’s independent auditor for the fiscal year ending December 31, 2021, and recommended that the selection be submitted for ratification by the stockholders of ACM.
Respectfully submitted by the members of the Audit Committee:
Tracy Liu (Chair)
Haiping Dun
Yinan Xiang

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Proposal  — Advisory Vote on 2020 Executive Compensation
Our stockholders have the opportunity at the Annual Meeting to vote to approve, on a non-binding, advisory basis, the compensation of our NEOs in 2020 as disclosed in this Proxy Statement.
Our compensation program is intended to provide appropriate and balanced incentives toward achieving our annual and long-term strategic objectives and to create an alignment of interests between our NEOs and stockholders. This approach is intended to motivate our existing NEOs and to attract new executives with the skills and attributes that we need. Please refer to “Executive Compensation” for an overview of the compensation of our NEOs.
We are asking for stockholder approval of the compensation of our NEOs as disclosed in this Proxy Statement in accordance with SEC rules. Those disclosures include the information in the compensation tables and narrative disclosures included under “Executive Compensation.” This vote is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and the policies and practices described in this Proxy Statement.
Accordingly, stockholders are being asked to vote on the following resolution:
Resolved:
That the stockholders approve the compensation paid to the “named executive officers” of ACM Research, Inc. with respect to the fiscal year ended December 31, 2020, as disclosed, pursuant to Item 402 of Regulation S-K promulgated by the Securities and Exchange Commission, in the Proxy Statement for the 2021 Annual Meeting of Stockholders, including the compensation tables and narrative discussion set forth under “Executive Compensation” therein.

This vote is advisory and not binding on us, the board of directors or the compensation committee. The board and the compensation committee value the opinions of our stockholders, however, and to the extent there is any significant vote against the NEO compensation disclosed in this Proxy Statement, we will consider our stockholders concerns and the compensation committee will evaluate whether any actions are necessary or appropriate to address those concerns
The board of directors recommends a vote
FOR
the approval of the compensation paid to our named executive officers with respect to 2020, as disclosed in the compensation tables and narrative discussion set forth under
“Executive Compensation” and elsewhere in the Proxy Statement.

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Stockholder Proposals for 2022 Annual Meeting
In order for stockholder proposals for the 2022 Annual Meeting of Stockholders to be eligible for inclusion in the proxy statement and form of proxy card for that meeting, we must receive the proposals at our corporate headquarters, 42307 Osgood Road, Suite I, Fremont, California 94539, directed to the attention of our Corporate Secretary, no later than                        , 202 . In addition, all proposals will need to comply with Rule 14a-8 of the Securities Exchange Act, which sets forth the requirements for the inclusion of stockholder proposals in our sponsored proxy materials.
Our bylaws set forth the procedures you must follow in order to nominate a director for election or present any other proposal at an annual meeting of our stockholders, other than proposals intended to be included in our sponsored proxy materials. In addition to any other applicable requirements, for a stockholder to properly bring business before the 2022 Annual Meeting of Stockholders, the stockholder must give us notice thereof in proper written form, including all required information, at our corporate headquarters, 42307 Osgood Road, Suite I, Fremont, California 94539, directed to the attention of our Corporate Secretary, no later than the close of business on March 4, 2022, nor earlier than the close of business on February 2, 2022. A copy of our bylaws is available at sec.gov/Archives/edgar/data/1680062/000119312517342650/d407541dex302.htm.
Delivery of Documents to Security Holders Sharing an Address
SEC rules permit us to deliver one copy of the proxy materials, or one Notice of Internet Availability, to two or more stockholders who share an address, unless we have received contrary instructions from one or more of the stockholders. This delivery method, which is known as “householding,” can reduce our expenses for printing and mailing. Any stockholder of record at a shared address to which a single copy of the proxy materials or Notice of Internet Availability, was delivered may request a separate copy of the proxy materials, or Notice of Internet Availability, as applicable, by (a) sending a letter to Shareholder Services at ACM Research, Inc., 42307 Osgood Road, Suite I, Fremont, California 94539, to the attention of our Corporate Secretary, or (b) sending us an email at investor.relations@acmrcsh.com. Stockholders of record who wish to receive separate copies of these documents in the future may also contact us as stated above. Stockholders of record who share an address and receive two or more copies of the proxy materials or Notice of Internet Availability may contact us as stated above to request delivery of a single copy. A stockholder who holds shares in “street name” and who wishes to obtain copies of proxy materials should follow the instructions on the stockholder’s voting instruction form or should contact the holder of record.
Other Matters
We will pay all expenses of preparing, printing and mailing the Annual Meeting proxy materials, as well as all other expenses of soliciting proxies for the Annual Meeting on behalf of the board of directors.

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Appendix A
Proposed Amendments
to Restated Certificate of Incorporation
Set forth below is the text of the provisions of our Restated Certificate of Incorporation proposed to be amended by Proposal 2 being considered at the Annual Meeting. Changed text is in bold. Proposed additions are indicated by double underlining, and proposed deletions are indicated by strike‑throughs. The full text of our Restated Certificate of Incorporation is available at:

https://www.sec.gov/Archives/edgar/data/1680062/000119312517342650/d407541dex301.htm
Proposed Amendment to the First Paragraph of Article III of the Restated Certificate of Incorporation
The total number of shares of capital stock that the Corporation is authorized to issue is ~~62,409,738~~165,307,816, each of which shares has a par value of $0.0001. The Corporation is authorized to issue three classes of capital stock, which are designated “Class A Common Stock,” “Class B Common Stock” and “Preferred Stock.” Of the ~~62,409,738~~165,307,816 authorized shares of capital stock, ~~50,000,000~~150,000,000 shares shall be designated as Class A Common Stock (“Class A Common Shares”), ~~2,409,738~~5,307,816 shares shall be designated as Class B Common Stock (“Class B Common Shares”) and 10,000,000 shares shall be designated as Preferred Stock (“Preferred Shares”). Class A Common Shares and Class B Common Shares are referred to collectively as “Common Shares”. Of the 150,000,000 authorized Class A Common Shares, 60,000,000 shall be reserved for issuance only as dividends on outstanding Class A Common Shares. Of the 5,307,816 authorized Class B Common Shares, 3,538,544 shall be reserved for issuance only as dividends on outstanding Class B Common Shares.
[continued on following page]

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Proposed Amendments to Section A(4)(b)(i) and (c)(ii) of Article III of the Restated Certificate of Incorporation*
(b)      Automatic Conversion.
(i)            A Class B Common Share shall be immediately and automatically converted into one fully paid and nonassessable Class A Common Share, upon any of the following (each a “Common Conversion Event” with respect to such Class B Common Share):
(A)	the occurrence of a Transfer, other than a Permitted Transfer, of such Class B Common Share; or
(B)
the receipt by the Corporation of the affirmative vote at a duly noticed stockholders meeting of the holders of a majority of the Class B Common Shares then outstanding in favor of the conversion of all of the Class B Common Shares.~~; or~~

~~(C)~~
~~at 11:59 p.m. (Eastern standard time) on the first December 31 that occurs more than five years after the date of filing of this Restated Certificate of Incorporation with the Secretary of State of the State of Delaware (the “Filing Date”) if the October Market Cap with respect to the month of October immediately preceding such December 31 exceeds $1,000,000,000.00, provided that this clause (C) shall be of no further effect, and no Common Conversion Event shall ever occur pursuant to this clause (C), as of any December 31 occurring less than five years after the Filing Date if the October Market Cap for the month of October immediately preceding such December 31 exceeds $1,000,000,000.00.~~

For purposes of clarity, a Common Conversion Event pursuant to the preceding clause (A) shall apply only with respect to the share or shares being Transferred (other than in a Permitted Transfer) and not with respect to any other outstanding Class B Common Shares and a Common Conversion Event pursuant to the preceding clause (B) ~~or (C)~~ shall apply to all outstanding Class B Common Shares.
*            *            *
(c)      Special Definitions.
*            *            *
(ii)            [THIS SECTION INTENTIONALLY LEFT BLANK]~~“October Market Cap” shall mean, with respect to any October throughout which Class A Common Stock is traded on a securities exchange registered with the Securities and Exchange Commission, the product of:~~
~~(A)~~
~~the average of the VWAPs for each of the days in such month of October on which Class A Common Stock is traded on a securities exchange registered with the Securities and Exchange Commission, where “VWAP” means, for any such trading day, the daily volume weighted average price for the regular trading day session (the total dollar amount traded during regular trading hours on such day divided by trading volume during such trading hours) of the Class A Common Stock on The NASDAQ Global Market (or such other exchange or market as is then the principal trading exchange or market for the Class A Common Stock). as reported by Bloomberg L.P. (or, if not reported on Bloomberg, L.P., on such reporting service as shall be approved by the Board), multiplied by~~

~~(B)~~	~~the number of Common Shares outstanding as of 11:59 p.m. (Eastern daylight saving time) on the last trading day of such month of October.~~

*
These amendments are non-substantive, in that they would delete text that, under the existing terms of the Restated Certificate of Incorporation, is no longer in effect. These amendments are being proposed in order to simplify and clarify the continuing terms of the Restated Certificate of Incorporation.

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Appendix B

ACM RESEARCH, INC.
2021 Annual Meeting of Stockholders
Rules of Conduct and Procedures
Welcome to the 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of ACM Research, Inc. (the “Company”). In the interest of providing a fair and informative Annual Meeting, participants are required to honor the following Rules of Conduct and Procedures:
1.	The Company’s bylaws describe requirements for meetings of our stockholders, and the Annual Meeting will be conducted consistent with those requirements.
2.
The Chair of the Company’s Board of Directors will serve as the chair of the Annual Meeting (the “Chair”) and will have the authority and discretion necessary to preside over the Annual Meeting, including following adjournment of the formal business of the Annual Meeting. In the event of disorder, technical malfunction or any other issue that disrupts the Annual Meeting, the Chair may adjourn, recess or expedite the Annual Meeting or take such other action that he determines is appropriate in light of the circumstances. In the event of any question of conduct or procedures that is not addressed expressly and clearly by these Rules of Conduct and Procedure, the Chair is authorized to address the question in such manner as he determines, in his reasonable judgment, to be in the best interest of conducting a fair and informative Annual Meeting consistent with the purposes of the Annual Meeting.

3.
The Annual Meeting is a virtual-only meeting. The live audio webcast of the Annual Meeting will be available for listening by the general public, but participation in the Annual Meeting, including voting shares and submitting questions, will be limited to stockholders.

4.	Participants may access a live webcast of the Annual Meeting, and stockholders may submit questions and vote their shares, at virtualshareholdermeeting.com/ACMR2021.
5.
Each stockholder of record as of 5 p.m., Eastern time, on April 8, 2021 may log into the webcast by entering the 16-digit control number included on the Notice of Internet Availability of Proxy Materials or proxy card received from the Company. If you have voted your shares prior to the start of the Annual Meeting, your vote has been received by the Company’s inspector of elections and there is no need to vote those shares during the Annual Meeting, unless you wish to revoke or change your vote.

6.
The Meeting will begin at 7:00 a.m., Pacific time, on June 2, 2021. The only business to be conducted at the Annual Meeting will consist of the consideration of, and voting on, the four proposals set forth in the Proxy Statement for the Annual Meeting. These proposals will be considered sequentially at the Annual Meeting, in the order they are enumerated and set forth in the Proxy Statement.

7.
If a stockholder has a question about one of the agenda matters that is to be voted on at the Annual Meeting as set forth in the Company’s 2021 Proxy Statement, the question may be submitted in the field provided in the web portal at or before the time the matters are presented for consideration at the Annual Meeting. We will answer questions on any matters set forth in the Company’s 2021 Proxy Statement to be voted on by the stockholders at the Annual Meeting before voting is closed. During this period, the Company will not permit discussions or questions that are not relevant or pertinent to the agenda matter then being discussed, as determined by the Chair in his reasonable judgment.

8.
Following adjournment of the formal business of the Annual Meeting, the Company’s management will give a presentation about the Company’s business. At the conclusion of this presentation, the Company will address appropriate general questions from stockholders regarding the Company. The following rules will apply to this process:

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a.
To ensure that as many stockholders as possible are able to ask questions, each stockholder will be permitted to submit no more than two questions. Questions must be succinct and cover a single topic. All questions will be presented as submitted, uncensored and unedited, except that we may omit certain personal details for data protection issues and we may edit profanity or other inappropriate language.

b.	We will answer questions in the order received, except that:
i.	Questions from multiple stockholders related to the same topic or that are otherwise related may be grouped and answered together.
ii.	Any second question from a stockholder will be deferred until such time as all appropriate first questions from stockholders have been addressed.
iii.
If more questions are presented than time permits to be answered, the list of questions to be considered will be shortened by removing from the list: first, any question determined by the Chair to be substantially duplicative of another question that has been discussed; second, any question presented by a stockholder whose first question has been discussed; and, third, the last submitted questions (ordered by time received).

c.	The views, questions and constructive comments of all stockholders are valued and welcomed. The purpose of the Annual Meeting must be observed, however, and the Company will not permit questions that:
i.	are not relevant or pertinent to the business of the Company;
ii.	are related to material non-public information of the Company;
iii.	are related to pending or threatened litigation or investigations;
iv.	are in furtherance of a stockholder’s personal or business interests;
v.	are repetitious of statements made by another stockholder;
vi.	are related to personal grievances;
vii.	include derogatory references to individuals or are otherwise in bad taste; or
viii.	are out of order or not otherwise suitable for the conduct of the Annual Meeting as determined by the Chair in his reasonable judgment.
9.
If there are any matters of individual concern to a stockholder and not of general concern to all stockholders, or if a question posed was not otherwise answered, such matters may be raised separately after the Annual Meeting by contacting Investor Relations at investor.relations@acmrcsh.com.

10.
Recording of the Annual Meeting is prohibited without the prior written permission of the Company. A webcast playback of the Annual Meeting will be available at http://ir.acmrcsh.com/presentations within approximately 24 hours after the completion of the Annual Meeting and will remain publicly available until our next annual meeting of stockholders in 2022. The webcast playback will include each stockholder question addressed during the Annual Meeting.

11.	A violation of any of the above conduct requirements will be cause for dismissal from the Annual Meeting.
THANK YOU FOR YOUR COOPERATION AND FOR JOINING THE ANNUAL MEETING.

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ACM RESEARCH, INC.
42307 OSGOOD ROAD, SUITE I
FREMONT, CA 94539

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m., Eastern Time, on June 1, 2021. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/ACMR2021**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m., Eastern Time, on June 1, 2021. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D50781-P48672

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ACM RESEARCH, INC.

The Board of Directors recommends you vote FOR each of the following:

1. Election of Directors

Nominees:

	For	**Withhold**
1a. David H. Wang	☐	☐
1b. Haiping Dun	☐	☐
1c. Chenming C. Hu	☐	☐
1d. Tracy Liu	☐	☐
1e. Yinan Xiang	☐	☐

The Board of Directors recommends you vote FOR the following proposals:

	For	**Against**	**Abstain**
2. Approval of proposed amendments to Restated Certificate of Incorporation to, among other things, increase numbers of authorized shares of common stock.	☐	☐	☐
3. Ratification of appointment of BDO China Shu Lun Pan Certified Public Accountants LLP as independent auditor for 2021.	☐	☐	☐
4. Approval, as an advisory vote, of 2021 executive compensation.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

D50782-P48672

ACM RESEARCH, INC.
Annual Meeting of Shareholders
June 2, 2021 7:00 A.M. PT
This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) David H. Wang, Mark A. McKechnie, and Tracy Liu, or any of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of stock of ACM RESEARCH, INC. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 7:00 A.M., Pacific time on June 2, 2021, at the virtual only-meeting, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side